                                                                    EXHIBIT 10.8

                                     REVISED

                                      RULES

                                     OF THE

                               WTC PROVIDENT FUND

Certified to be the Revised Rules in
force with effect from 1 March 1990


/s/ signature illegible
-------------------------------------
CHAIRMAN
COMMITTEE OF MANAGEMENT


/s/ signature illegible
-------------------------------------
COMMITTEE MEMBER


/s/ signature illegible
-------------------------------------
PRINCIPAL OFFICER

DATE: 10 April 1990

                               WTC PROVIDENT FUND

                                      INDEX

                                                                            PAGE
                                                                            ----
RULE 1 - GENERAL                                                             01
RULE 2 - DEFINITIONS                                                         02
RULE 3 - COMMITTEE                                                           05
RULE 4 - ADMINISTRATOR                                                       08
RULE 5 - MEMBERSHIP                                                          09
RULE 6 - ACCOUNTS                                                            09
RULE 7 - TRANSFERS AND AMALGAMATIONS                                         09
RULE 8 - DETERMINATION OF MEMBER'S EQUITABLE SHARE                           10
RULE 9 - CONTRIBUTIONS                                                       11
RULE 10 - RETIREMENT BENEFITS                                                12
RULE 11 - DEATH BENEFITS                                                     13
RULE 12 - WITHDRAWAL FROM SERVICE                                            14
RULE 13 - FINANCIAL PROVISIONS                                               15
RULE 14 - TERMINATION OF THE FUND                                            18
RULE 15 - GENERAL PROVISIONS                                                 19

ANNEXURE I                                                                   24

ANNEXURE II                                                                  25

                        WTC PROVIDENT FUND REVISED RULES

RULE 1 - GENERAL,

The WTC Provident Fund commenced on 1 July 1977 and has operated in terms of Rules drawn up as at that date and subsequently amended. With effect 1 March 1990 the Fund shall operate in terms of these new Rules. Unless it is otherwise obvious from the context, all references to the Rules shall apply to these new Rules operative from 1 March 1990 onwards.

These rules amend and replace the previous Rules and it is specifically provided that no change shall be made in the benefits received or receivable in respect of any Member who has died, retired or otherwise left the Service of an Employer prior to 1 March 1990.

Any benefits received on or after 1 March 1990 shall be in accordance with the provisions of these Rules.

The object of the Fund is to provide benefits for Employees or former Employees of the Employers upon their retirement on account of age or ill-health, or for Dependants of Employees or former Employees of the Employers, in accordance with the provisions of these Rules.

The Registered Office of the Fund shall be the 3rd Floor, 72 Grayston Drive, Sandown 2177, and all payments due to or by the Fund shall be made at the Registered Office of the fund in the currency of the Republic of South Africa or elsewhere, on such terms and in such manner as the Committee appointed in terms of these Rules shall decide.

The Fund is an independent body and legal person separate from its Members and is the lawful owner of its property, competent to sue and be sued in law and to acquire rights and assume obligations in its own name.

RULE 2 - DEFINITIONS

In these Rules, where the context so admits, words defined in the Act shall have the meaning defined therein, the masculine gender shall include the feminine, words signifying the singular number shall include the plural and vice versa and the following expressions shall have the following meaning:

"ACT" shall mean the Pension Funds Act 1956 (Act No.24 of 1956) and the regulations framed thereunder, as amended.

"ADMINISTRATOR" shall mean the corporate body appointed by the Committee to administer the Fund in terms of these Rules.

"AUDITOR" shall mean an auditor or a firm of auditors registered under the Public Accountants and Auditors Act 1951, appointed in terms of these Rules.

"BENEFICIARY" shall mean a person other than a Member who becomes entitled to a benefit in terms of these Rules.

"COMMENCEMENT DATE" shall mean 1 July 1977.

"COMMITTEE" shall mean the Committee of Management appointed in terms of these Rules.

"DEPENDANT" in relation to a Member, means

     a) a person in respect of whom the Member is legally liable for maintenance;

     b) a person in respect of whom the Member is not legally liable for maintenance, if such person

          i) was, in the opinion of the Committee, upon the death of a Member in fact dependant on the Member for maintenance;

          ii) is the spouse of the Member, including a party to a customary union according to Black law and custom or to a union recognised as a marriage under the tenets of any Asiatic religion;

     c) a person in respect of whom the Member would have become legally liable for maintenance, had the Member not died;.

"DEPOSIT ADMINISTRATION POLICY" shall have the meaning ascribed to it by the Insurer, be approved as a policy of assurance by the Registrar and shall also mean any other form of investment policy or contract approved by the Registrar and issued by the Insurer in the name of the fund. Such policy or policies shall contain all of the provisions set out in Annexure I to these Rules.

"EMPLOYEE" shall mean an Executive in the employ of an Employer and shall include full-time working Directors.

"EMPLOYER" shall mean the Principal Employer and such subsidiary or associated companies and undertakings whose participation in the Fund is agreed by the Principal Employer. In relation to a Member or former Member, Employer shall mean that particular Employer by whom the Member is for the time being employed or by whom the former Member was last employed.

"ENTRY DATE" shall, subject to Rule 5 headed Membership, mean in relation to Employees of any particular Employer the date on which such Employees commenced to participate in the Fund and any first day of each subsequent month.

"EXECUTIVE" means a Member who is recorded as an executive in the books of the Principal Employer and shall include a Senior Executive.

"FUND" shall mean the WTC PROVIDENT FUND.

"FUND SALARY" shall mean the annual wages or salary of the Member, together with such other regular emoluments as the Employer shall deem to be pensionable, and declared to the Fund from time to time in the currency of the Republic of South Africa.

"FUND YEAR" shall mean the period 1 March 1990 - 28 February 1991 and each following twelve-month period.

"GROUP POLICY OF ASSURANCE" shall mean the policy or policies issued in the name of the Fund by an Insurer or Insurers to provide life assurance benefits for Members.

"INSURER" shall mean an Insurance Company registered in terms of the Insurance Act 1943 as amended.

"MEMBER" shall mean an Employee who has satisfied the eligibility conditions of the Fund and who has been entered in the records of Membership of the fund (which latter provisions shall include an Employee who has not been entered in such records provided such entry is made as soon as is practicable following his becoming eligible).

"MEMBERSHIP" shall have a corresponding meaning.

"NORMAL RETIREMENT AGE" shall mean the age of 60 years.

"NORMAL RETIREMENT DATE" shall mean the first day of the month coincident with or next following that in which the Member attains Normal Retirement Age.

"PAST SERVICE" means service with an Employer or with any Employer in the same or similar industry or occupation, as recognised by the Principal Employer prior to becoming a Member of the Fund.

"PRINCIPAL EMPLOYER" shall mean WTC RAND AIRFREIGHT (S.A.) (PTY) LTD.

"REGISTRAR" shall mean the Registrar of Pension Funds in South Africa.

"REVIEW DATE" shall mean 1 March 1990 and 1 March in each subsequent year.

"RULES" shall mean these revised Rules as registered and amended from time to time.

"SERVICE" shall mean full-time continuous service in the employ of an Employer or Employers.

RULE 3 - COMMITTEE

3.1. The affairs of the Fund shall be controlled by the Committee, the members of which shall be appointed by the Executive Committee of the Board of Directors of the Principal Employer and which shall consist of at least two Employees occupying senior management positions on the staff of the Principal Employer.

     The appointment of each Member of the Committee shall be approved by the Executive Committee of the Board of Directors of the Principal Employer.

     Subject to the provisions of the Act, the Committee shall have the power to carry out the objects and purposes of the Fund in accordance with the Rules and without detracting from the generality of this provision shall have the following powers:

     (a)  to receive, administer and apply the moneys of the Fund;

     (b) to appoint and enter into contracts with an Insurer to provide the benefits in terms of the Rules, in particular to invest in Deposit Administration Policies;

     (c) to appoint and enter into contracts with the Administrator and to delegate to the Administrator such of its powers and duties in terms of the Rules as it deems fit;

     (d) in the name of the Fund to enter into and sign any contracts or documents and to institute, conduct, defend, compound or abandon any legal proceedings by or against the Fund;

     (e) subject to the approval of the Registrar of Pension Funds, to appoint an Auditor to the Fund;

     (f) subject to the requirements of the Act, to make by-laws not inconsistent with the provisions of the Rules prescribing the manner and form in which the general administration of the Fund shall be conducted and the rights and options of Members and other beneficiaries in terms of the Rules shall be exercised or made;

     (g) to appoint and enter into contracts with Portfolio Managers registered in terms of the Stock Exchange Control Act, 1985, and to delegate to the Portfolio Managers such of its powers and duties in terms of the Rules as it deems fit.

3.1. (h) to co-opt one additional member to the Committee from the Staff of the Administrator in an ex-officio capacity only;

     (i) generally to perform all such other acts or things as are, in its opinion, conducive to the attainment of the objects of the Fund.

3.2. The Committee shall appoint, re-appoint or change the Administrator and shall agree with the Administrator the basis of expense charges and the scale or scales of the fees charged by the Administrator.

3.3. The Principal Employer may remove from Office the Committee or any member thereof.

3.4. (a) A Director of the Principal Employer shall be the Chairman of the Committee and shall appoint his Deputy from the remaining members of the Committee.

     (b) The Committee shall meet to conduct the business of the Fund when required by the Chairman but in any case not less than once a year. Two members shall form a quorum and minutes of all such meetings shall be kept.

          At all such meetings the decision of the majority shall be binding and in the event of an equality of votes the Chairman at the time shall have a casting vote in addition to his deliberative vote.

3.5. The Committee shall either:

     i) insure the fund against loss resulting from the dishonesty or fraud of any of its officers (including the Committee and the Administrator) having the receipt or charge of moneys belonging to the Fund;

          OR

          require and receive such security as it shall deem sufficient from such officers for the rendering of a just and true account of all moneys received and paid by them on account of the Fund.

3.6. All of the Officers of the Fund including the Committee and the Administrator shall be indemnified by the Fund against any losses or expenses incurred not resulting from their negligence, dishonesty or fraud.

3.7. Without detraction from the provisions of Rule 3.3. a member of the Committee shall cease to hold office if:-

     (a)  he resigns; or

     (b)  he becomes insane or otherwise incapable of acting; or

     (c) his estate is sequestrated or surrended or assigned for the benefit of his creditors; or

     (d) he is convicted, whether in the Republic of South Africa or elsewhere, for theft, fraud, forgery, or uttering of a forged document or perjury and has been convicted therefor to serve a term of imprisonment without the option of a fine or to a fine exceeding two hundred rand; or

     (e) he is removed by Court on accordance of conduct from any office of trust; or

     (f) he is convicted for any offence and sentenced to imprisonment without the option of a fine.

RULE 4 - ADMINISTRATOR

4.1. The Committee shall appoint an Administrator to administer the business of the Fund. The Administrator shall be a corporate body which, inter alia, performs the specialist function of pension and provident fund administration.

     The Committee shall delegate to the Administrator in writing such of its powers and duties as it deem fit and the Administrator shall assume responsibility for the affairs of the Fund to the extent of the powers and duties so delegated.

4.2. The Administrator shall, without detraction from the powers conferred on the Committee in terms of Rule 3 of these Rules, be required to:-

     (a) maintain such books of account and other records as may be necessary for the purpose of the Fund;

     (b) establish, maintain and operate a bank account in the name of the Fund for the purpose of transacting the pecuniary business of the Fund;

     (c) agree with the Committee the basis of expense charges and scales of remuneration for its services to the Fund.

     (d) hold in safe-keeping all books of account, entries, registers and such other documents as are essential for the proper working of the Fund;

     (e) prepare and submit the Rules of the Fund and all subsequent amendments thereto to the Registrar of Pension Funds and to the Commissioner for Inland Revenue in accordance with the provisions of the Act and the Income Tax Act (Act No.58 of 1962) as amended;

     (f) tender all returns as required in terms of the relevant Acts of Parliament and generally carry out all such acts and duties as are necessary for the proper administration of the Fund.

4.3. The Administrator and the Auditor shall be remunerated by the Fund.

RULE 5 - MEMBERSHIP

5.1. All Employees who are Executives are eligible to become Members of the Fund on the first date after which they are appointed as an Executive of one of the Employers.

5.2. Discretionary waiver of eligibility conditions

     Notwithstanding the provisions of Rule 5.1. the Committee may, with the consent of the Principal Employer waive the conditions of eligibility and admit to Membership an Employee who would otherwise be ineligible, on such terms and conditions as they shall determine.

RULE 6 - ACCOUNTS

6.1. Annual Accounts

     The Committee shall appoint an Auditor who shall have access to all books, papers, vouchers, accounts and documents connected with the Fund.

     The books of account of the Fund shall be made up as at 28 February 1990 and 28 February in each subsequent year and shall be audited by the Auditor who shall certify in writing the result of each audit.

RULE 7 - TRANSFERS AND AMALGAMATIONS

If an Employer shall transfer to, amalgamate with or be taken over by any other business, company or organisation the Employer may elect to:

     i) withdraw wholly from the Fund in which event the provisions of Rule 14 shall apply; or

     ii) continue to contribute to the Fund in respect of Employees, in which event the Fund shall not be affected except that "Employer" shall then mean the new business, company or organisation.

RULE 8 - DETERMINATION OF MEMBER'S EQUITABLE SHARE

8.1. Member's Equitable Share as at Each Review Date

     A Member's Equitable Share shall be determined annually as at each Review Date and shall be calculated in accordance with the following formula: -

      B   D
     A = [x]
         C 1

     A = Member's Equitable Share.

     B = the Member's Equitable Share at the preceding Review Date plus interest together with the value of the contributions paid in respect of the Member after the preceding Review Date plus interest.

     C = The sum of the Values determined in B above for all Members at the Review Date.

     D = Value at the Review Date of the Fund.

8.2. Member's Equitable Share as at a Date Other Than a Review Date

     If for any reason a Member's Equitable Share becomes payable at a date other than the Review Date there shall be added to his Equitable Share as determined at the Review Date immediately preceding such date, the following:

     (i) The contributions made in respect of the Member during the period of Membership subsequent to the Review Date

          PLUS

     (ii) an adjustment in respect of the growth of the Fund since the Review Date to the date of payment that is equitably attributable to the Member's Equitable Share.

RULE 9 - CONTRIBUTIONS,

9.1. Contributions by the Employer

     The Employer shall contribute:

     (a) An amount equal to 1/12th of 10% of each Member's Fund Salary each month or 10% of each Member's Fund Salary if paid annually.

     (b) The contribution in respect of Past Service benefits, as determined at each Revision Date, equal to 1/12th of 0,5% of each Member's Fund Salary each month for each year of Past Service, or 0,5% of each Member's Fund Salary for each year of Past Service if paid annually.

     The contributions detailed in 9.1 (a) and (b) above by the Employer in respect of a Member shall not exceed 20% of the Member's Fund Salary, less any Employer contributions made to the WTC Rand Pension Fund, in respect of a Member of that Fund.

9.2. Payment of Contributions

     The Employer shall pay over the contributions to the Administrator within a period of seven days from the last day of the month to which the contributions relate. The Administrator shall deposit the contributions with an institution registered under the Banks Act, 1965 (Act No.23 of 1965), not later than the first working day following the receipt of the contributions.

RULE 10 - RETIREMENT BENEFITS

10.1. Benefit at Normal Retirement Date

     If a Member retires from service at Normal Retirement Date he shall be entitled to a capital sum equal to his Equitable Share.

10.2. Benefit on Early Retirement

     With the consent of the Committee, and by agreement with his Employer a Member, provided he is within seven years of his Normal Retirement Age, may elect to retire early.

     In this event the Member shall receive a capital sum equal to his Equitable Share.

10.3. Benefit on Late Retirement

     With the consent of the Committee and by agreement with his Employer a Member may continue in the employ of an Employer after the attainment of his Normal Retirement Age. In such an event contributions by the Employer shall continue and payment of the Member's retirement benefit shall be deferred until such time as the Member retires or is retired by his Employer.

     At the time of actual retirement the Member shall receive a capital sum equal to his Equitable Share.

RULE 11 - DEATH BENEFITS,

11.1. Payment of Benefits on the Death of a Member

     Subject to the provisions of Rule 15.5. and Annexure II to these Rules and notwithstanding anything to the contrary elsewhere in these Rules or in any law, any benefit payable by the Fund in respect of a deceased Member shall not form part of the assets in the estate of such Member, but shall be dealt with in the following manner:-

     (a) If the Fund within twelve months of the death of the Member becomes aware of or traces a dependant or dependants of the Member, the benefit shall be paid to such dependant or, in such proportions as may be deemed equitable by the Committee, to such dependants.

     (b) If the Fund does not become aware of or cannot trace any dependant of the Member within twelve months of the death of the Member, and the Member has designated in writing to the Fund a nominee who is not a dependant of the Member, to receive the benefit or such portion of the benefit as is specified by the Member in writing to the fund, the benefit or such portion of the benefit shall be paid to such nominee:
          Provided that where the aggregate amount of the debts in the estate of the Member exceeds the aggregate amount of the assets in his estate, so much of the benefit as is equal to the difference between such aggregate amounts of debts and such aggregate amounts of assets shall be paid into the estate and the balance of such benefit or the balance of such portion of the benefit as specified by the Member in writing to the fund shall be paid to the nominee.

     (c) If a Member has a dependant and the Member has also designated in writing to the Fund a nominee to receive the benefit or such portion of the benefit as is specified by the Member in writing to the Fund, the Fund shall within twelve months of the death of such Member pay the benefit or such portion thereof to such dependant or nominee in such proportions as the Committee may deem equitable: Provided that this paragraph shall only apply to the designation of a nominee after the coming into operation of this paragraph.

     (d) If the Fund does not become aware of or cannot trace any dependant of the Member within twelve months of the death of the Member and if the Member has not designated a nominee or if the Member has designated a nominee to receive a portion of the benefit in writing to the Fund, the benefit or the remaining portion of the benefit after payment to the designated nominee, shall be paid into the estate of the Member or, if no inventory in respect of the Member has been received by the Master of the Supreme Court in terms of Section 9 of the Estates Act, 1965 (Act No. 66 of 1965), into the Guardian's Fund.

11.2. Death in Service Before Normal Retirement Age

     In the event of the death of a Member before attaining Normal Retirement Age, the Member's Equitable Share shall be payable to the Dependant or Dependants, or in terms of Rule 11.1.

11.3. Death in Service After Normal Retirement Age

     In the event of the death of a Member who has continued in the employ of the Employer in terms of Rule 10.3, after the attainment of his Normal Retirement Age, the Member's Equitable Share shall be payable to the Dependant or Dependants, or in terms of Rule 11.1.

RULE 12 - WITHDRAWAL FROM SERVICE

12.1. On leaving the Service of an Employer, other than on death or retirement a Member shall be entitled to his Equitable Share, as at the date of leaving service.

RULE 13 - FINANCIAL PROVISIONS

13.1. The Committee shall have the full power, subject to the provisions of the Act, to lend, invest, to effect policies of insurance issued to the Fund by a person or persons lawfully carrying on insurance business within the meaning of the Insurance Act No. 27 of 1943, or put out at interest, place on deposit, make advances of, or otherwise deal with all the moneys of the Fund upon such securities and in such manner as it from time to time determines, and to realise, vary, reinvest, or otherwise deal with such securities as it from time to time determines; provided that:-

     (a) no loan or advance shall be made by the Fund to an Employer except that subject to the consent of the Registrar in terms of Section 19(6) of the Act, a loan may be made to an Employer and shares in the capital of an Employer may be purchased; provided that the total amount so invested shall not exceed 5% of the total assets of the Fund;

     (b)  a loan may be made to a Member to enable the Member

          ii) to redeem a loan granted to the Member by a person other than the Fund, against security of immovable property which belongs to the Member or his spouse and on which a dwelling has been or will be erected which is occupied or, as the case may be, will be occupied by the Member or a Dependant of the Member;

          iii) to purchase a dwelling, or to purchase land and erect a dwelling on it, for occupation by the Member or a Dependant of the Member; or

          iv) to make additions or alterations to a dwelling which belongs to the Member or his or her spouse and which is occupied or will be occupied by the Member or a Dependant of the Member.

     (c)  a loan contemplated in Rule 13.1 (b) shall not be granted;

          i) unless secured by a first mortgage on the immovable property in respect of which it is granted; or

          ii) unless secured by a pledge of the benefits to which the Member is entitled in terms of the Rules of the Fund; or

          iii) unless secured by both such mortage and such pledge;

          iv) in respect of immovable property if the Member concerned is liable to the Fund in respect of a loan granted to him in respect of other immovable property;

          v) at a lower rate of interest than that which may from time to time be prescribed by regulation;

          vi) unless the capital sum is redeemable over a period not exceeding 30 years in equal weekly or monthly instalments which shall include the interest on the capital sum outstanding.

     (d) a loan contemplated in Rule 13.1.(b) shall not exceed where it is secured in accordance with:

          i) Rule 13.1.(c)(i), 90% of the market value of the hypothecated property concerned;

          ii) Rule 13.1. (c)(ii), the amount of the benefit which the Member would receive if he were to terminate his membership of the Fund, voluntarily or the market value of the immovable property concerned, whichever is the lesser amount; or

          iii) Rule 13.1.(c) (iii), the amount equal to the aggregate of 90% of the market value of the hypothecated property concerned and the benefit which the Member would receive if he were to terminate his membership of the Fund voluntarily or the market value of the property, whichever is the lesser amount.

     (e) For the purpose of Rule 13.1. (d), "market value" means the price which would be obtained on a sale in the Republic of South Africa between a willing seller and a willing purchaser (between whom there is no direct or indirect connection), as estimated by the person appointed by the Committee for that purpose; provided that where a transaction for the purchase of an immovable property (other than vacant land upon which a dwelling is in the course of erection or about to be erected) is pending and a purchase price has already been agreed upon, or where such an immovable property was acquired by purchase not more than 6 months before the date on which the estimate is made, the market value of the property shall not be fixed at an amount higher than the true purchase price of the property, as declared or to be declared by the parties concerned for transfer duty purposes, plus, in the last-mentioned case, R100.

13.2. The Committee may obtain an overdraft from a bank, or borrow from an Employer or any other party, on such terms as it thinks fit, such sum as it approves for the purpose of completing any investment or for any other purpose of the Fund.

13.3. All securities shall be registered in the name of the Fund or in the name of a nominee company approved by the Registrar and no security shall be transferred, varied, disposed of, or otherwise alienated, except with the written approval of the Committee.

13.4. All title deeds and other securities belonging to or held by the Fund shall be kept in the safes or strongrooms at the registered office of the Fund or in a bank, as decided by the Committee.

RULE 14 - TERMINATION OF THE FUND

14.1. Total Termination

     If, for any reasons it becomes necessary to terminate the Fund, the Committee, subject to the approval of the Registrar of Pension Funds shall appoint a suitable person as liquidator, who shall, as from the date of approval of his appointment, liquidate the Fund by dividing the moneys of the Fund, after payment of all expenses incurred in liquidating the Fund, among the Members in a manner recommended by the Auditor, and approved by the Committee provided that;

     i) Where the Committee directs that such assets be paid to an approved Provident or Pension Fund or an approved Retirement Annuity Fund and/or to an insurance company registered in terms of the Insurance Act 1943, who shall not necessarily be an Insurer, for the purpose of securing retirement benefits for Members, the net assets, including any Deposit Administration Policy or Policies shall be transferred to such approved fund and/or insurance company in such manner as may be agreed upon between the Committee and the approved fund and/or the Insurer. The Committee shall determine the value of each Member's interest in the Fund.

     ii) Where no such direction is made by the Committee, the liquidator shall direct that the assets of the Fund be allocated on an equitable basis by the Administrator on the advice of the Auditor among the Members then participating in the Fund, for the purchase from an insurance company of retirement benefits in respect of each such Member.

14.2. Partial Termination

     In the event of an Employer ceasing to participate in the Fund, the Committee shall determine the proportion of the assets of the Fund to be allocated for the benefit of the Members, Dependants of Members who are Employees of that particular Employer. The amount so determined shall mutatis mutandis be subject to the provisions of Rule 14.1. and thereafter the Employer ceasing to participate and the Members, Dependants of Members who are Employees of the said Employer shall have no further interest or claim against the Fund.

14.3. Interpretation

     For the purposes of this Rule:-

     "approved Provident or Pension Fund" or "approved Retirement Annuity Fund" shall mean a fund approved as such by the Commissioner for Inland Revenue and registered by the Registrar of Pension Funds.

RULE 15 - GENERAL PROVISIONS

15.1. Temporary Absence from Work

     (a) If a Member is temporarily absent from work, the Committee in consultation with the Employer, may regard such Member as remaining a Member:-

          i) for a period not exceeding two years if the absence is due to compulsory training in the Citizen Force or Commandos:

          OR

          ii) for a period not exceeding one year if absence is due to any other cause;

          provided no benefit has been paid in respect of the Member by the Fund.

     (b) If, at the expiry of the appropriate period of absence, the Member has not returned to work he shall be deemed to have left the Service and the provisions of Rule 12 shall apply.

15.2. Benefits not Assignable

     Except as otherwise provided in these Rules, no benefit payable under the Fund can be assigned, hypothecated, encumbered or alienated in any manner whatsoever.

15.3. Interpretation of Rules

     Any dispute arising as to the meaning or interpretation of these Rules shall be decided by the Committee whose decision shall be final and binding, provided that such decision is not inconsistent with the provisions of these Rules and provided further that if any party to such dispute is dissatisfied with the decision the Committee shall, on demand by such party, refer the dispute to arbitration, in accordance with the Rules and Regulations applicable to Arbitration under the laws of the Republic of South Africa prevailing at the time.

15.4. Right of any Employer to Discharge Employees

     Membership of the Fund shall not in any way restrict the right of any Employer to discharge any of its Employees and the benefits provided under the Fund shall not be made the grounds for increasing a claim for damages in any action brought by a Member against his Employer.

15.5. Lien in Favour of Employer

     If at the time a payment is made in terms of the Rule there is a debt or liability due by the Member to the Employer, there may, subject to compliance with the provisions of Section 37D of the Act, as set out in Annexure II to these Rules, be discharged therefrom the amount of such debt or liability or part thereof as the case may be, provided that if any amount is to be deducted from a retirement benefit to which the Member is entitled the amount of the deduction shall be restricted to that portion of the benefit which is permitted to be taken as a lump sum benefit as defined in the Second Schedule of the Income Tax Act 1962, as amended, or such lesser amount, as is adequate to discharge the Member's debt or liability.

15.6. Reduction in remuneration

     If a Member's remuneration is reduced, the Committee shall determine whether or not the Member's Fund Salary shall be reduced for the purpose of the Fund and if so, to what extent.

15.7. Income Tax

     All payments of benefits in terms of these Rules are subject to PAYE Income Tax deductions where applicable.

15.8. Continuation of Membership

     All Members are obliged to remain Members until withdrawal from Service, death or retirement, as the case may be.

15.9. Alienation of Benefits

     No Member or other person entitled to benefits in terms of the Rules of the Fund shall alienate any benefit or right to any benefit unless permitted by Rule 15.5. No such benefit or right shall be subject to any form of attachment or execution.

15.10. Committee's Power Over Payment

     If, in the opinion of the Committee any person otherwise entitled to benefits under these Rules:-

     (a) is, owing to disease, mental disorder or defect not responsible for his actions, or is incapable of managing his affairs; or

     (b) is addicted to the excessive use of any drug or intoxicating liquors or is otherwise of intemperate habits; or

     (c)  is prodigal; or

     (d) has failed on account of imprisonment, desertion, divorce, or any other cause, to support persons dependant upon him for maintenance;

     the Committee may, in its absolute discretion, direct that the benefit be paid wholly or partly to the Member's Dependants or to the Trustees appointed by the Committee in terms of a Trust registered with the Master of the Supreme Court for the benefit of the Member or his Dependants or both.

15.11. Benefit Paid as an Annuity

     The Committee shall have the power to direct at its sole and absolute discretion that any amount payable in terms of these Rules shall be utilised instead, in whole or in part, to provide an annuity certain or a life annuity for the benefit of the person or persons entitled to such amount.

15.12. Proof of Age

     Proof of age in the form of a birth or baptismal certificate is required before the payment of any benefit (other than a cash benefit payable in terms of Rule 12) under the Fund will be made.

15.13. Unclaimed Moneys

     Notwithstanding anything to the contrary contained in these Rules, it is provided that if a Member who has left the Service of the Employer fails to claim any benefit to which the Member had become entitled in terms of Rule 12, within three years after the date on which such benefit becomes payable, all right and claim thereto shall be forfeited and the amount so forfeited shall thereafter accrue to the Fund.

     Provided that after the expiry of the said three-year period the Committee may, in its sole discretion, pay the benefit to the Member or, if the Member has died to his Dependants.

15.14. Alterations of Rules

     Subject to the provisions of the Act and the approval of the Commissioner for Inland Revenue, the Committee may, with the concurrence of the Principal Employer, make new Rules or alter or repeal any existing Rule.

     The Committee shall notify the Registrar of Pension Funds and the Commissioner for Inland Revenue in the Republic of South Africa and any other statutory authority who requires to be so notified of all amendments to these Rules.

15.15. Transfers to and from the Fund

     The Committee shall have the power to accept the transfer of members of another registered fund to the Fund and to authorise the transfer of Members to another registered fund.

     All such transactions shall be subject to the provisions of section 14 of the Act.

                               WTC PROVIDENT FUND

                                   ANNEXURE I

Each and every Deposit Administration Policy, as defined in Rule 2 of these Rules, and issued in the name of the Fund, shall contain the following provisions: -

(a) the Insurer maintains in its books of account an account in respect of the Fund to which account is credited all amounts paid by the Fund to the Insurer, plus either interest at the rate agreed upon between the Fund and the Insurer, and such bonuses as the Insurer declares from time to time, or such investment income and capital profits as are contractually deemed to accrue to the Fund from time to time.

(b) the Insurer debits to such account all amounts withdrawn to provide benefits in terms of the Rules of the Fund, such administrative and other expenses as are agreed between the Fund and the Insurer from time to time and such capital losses as may be contractually agreed to be for the account of the Fund from time to time; and

(c) the Insurer's liability to the fund at any given time in respect of the Deposit Administration Policy, is limited to the amount deemed to be standing to the credit of the said account after all credits and debits which have arisen up to that time have been taken into account.

                               WTC PROVIDENT FUND

                                   ANNEXURE II

The Extracts from the Act contained in this Annexure II shall be read in conjunction with Rule 15.5 and Extract (2) is deemed to form part of Rule 15.5.

Extract (1)

     Extract from Section 19 of the Pension Funds Act. 1956 as amended

(5) (a) A registered fund may, if its Rules so permit, grant a loan to a Member by way of investment of its funds to enable the member

          i) to redeem a loan granted to the member by a person other than the fund, against security of immovable property which belongs to the member or his or her spouse and on which is occupied or, as the case may be, will be occupied by the member or dependant of the member;

          ii) to purchase a dwelling, or to purchase land and erect a dwelling on it, for occupation by the member or a dependant of the member; or

          iii) to make additions or alterations to or to maintain or repair a dwelling which belongs to the member or his or her spouse and which is occupied or will be occupied by the member or a dependant of the member.

Extract (2)

     Extract from Section 37 of the Pension Funds Act - 1956 as amended

37D  Fund may make certain deductions from Pension benefits

     A Registered Fund may -:

     (a)  deduct any amount due to the fund in respect of:

          i)   a loan granted to a member in terms of Section 19 (5) (a); or

          ii) any amount for which the fund is liable under a guarantee furnished in respect of a loan by some other person to a member for any purpose referred to in Section 19 (5) (a),

     from the benefit to which the member or a beneficiary is entitled in terms of the Rules of the Fund, to an amount not exceeding the amount which in terms of the Income Tax Act, 1962 (Act No.58 of 1962), may be taken by a member or beneficiary as a lump sum benefit as defined in the Second Schedule of that Act;

     (b) deduct any amount due by a member to his employer on the date of his retirement or on which he ceases to be a member of the fund, in respect of-

          i) (aa) a loan granted by the employer to the member for any purpose referred to in Section 19 (5) (a); or

          (bb) any amount for which the employer is liable under a guarantee furnished in respect of a loan by some other person to the member for any purpose referred to in Section 19 (5) (a),

          to an amount not exceeding the amount which in terns of the Income Tax Act, 1962, may be taken by a member or beneficiary as a lump sum benefit as defined in the Second Schedule to that Act; or

          ii) compensation (including any legal costs recoverable from the Member in a matter contemplated in sub-paragraph (bb)) in respect of any damage caused to the Employer by reason of any theft, dishonesty, fraud or misconduct by the member, and in respect of which -

          (aa) the Member has in writing admitted liability to the Employer; or

          (bb) judgement has been obtained against the member in any court, including Magistrates Court,

          from any benefit payable in respect of the Member or a beneficiary in terms of the Rules of the Fund, and pay such amount to the Employer concerned.

                               WTC PROVIDENT FUND

AMENDMENT NO. 1

With effect 1 October 1993 the following amendment shall be to the Rules of the Fund:-

RULE 1: GENERAL

Paragraph five of Rule 1 shall be deleted and replaced by the following:-

"The Registered Office of the Fund shall be at CBC House, 259-261 Surrey Avenue, Ferndale 2194, and all payments due to or by the Fund shall be made at the Registered Office of the Fund in the currency of the Republic of South Africa or elsewhere, on such terms and in such manner as the Committee appointed in terms of these Rules shall decide."

RULE 2: DEFINITIONS

The definitions of "Fund" and "Principal Employer" shall be deleted and replaced by:-

"Fund" shall mean the Uniserv Provident Fund.

All references to the "WTC Provident Fund" in the Rules shall be replaced by "Uniserv Provident Fund."

"Principal Employer" shall mean Pyramid Freight (Pty) Ltd and Sun Couriers (Pty) Ltd.

Certified that the resolution in terms of which the amendment has been accepted as an amendment to the Rules of the Fund has been adopted in accordance with the provisions of the Rules of the Fund.

SIGNED


/s/ signature illegible                 /s/ signature illegible
-------------------------------------   ----------------------------------------
CHAIRMAN:                               COMMITTEE MEMBER
COMMITTEE OF MANAGEMENT


/s/ signature illegible
-------------------------------------   ----------------------------------------
PRINCIPAL OFFICER                       DATE

Ref: NP\cg

                             UNISERV PROVIDENT FUND
                                  12/8/15299/1
                                 AMENDMENT NO. 2

Extract from the minutes of a Committee of Management meeting held at Bedfordview on 12/11/98

RESOLVED that effective 1 December 1998, RULE 3 be deleted and replaced by -:

RULE 3 - COMMITTEE OF MANAGEMENT

3.1        GENERAL

3.1.1 The COMMITTEE shall direct, control and oversee the operations of the FUND in accordance with the applicable laws and the RULES.

3.1.2 The COMMITTEE shall consist of a minimum of 4 members, unless the FUND has received exemption in terms of Section 7B of the ACT.

3.1.3 Up to 50% of the COMMITTEE (and alternates to act in their absence) shall be appointed by the PRINCIPAL EMPLOYER and shall be known as EMPLOYER TRUSTEES.

3.1.4 At least 50% of the COMMITTEE (and alternates to act in their absence) shall be elected by MEMBERS as set out in RULE 3.2 and shall be known as MEMBER TRUSTEES.

3.1.5 A TRUSTEE may resign at any time on giving written notice to the COMMITTEE.

3.1.6 An EMPLOYER TRUSTEE may be removed by the PRINCIPAL EMPLOYER from office at any time and a new TRUSTEE and his alternate appointed.

3.1.7 The MEMBERS may remove a MEMBER TRUSTEE from office if the MEMBERS resolve to do so at a special MEMBERS' meeting.

3.1.8      A TRUSTEE shall not hold office or shall cease to hold office if:-

3.1.8.1    he is removed in accordance with RULES 3.1.6 or 3.1.7

           or

3.1.8.2    he resigns in terms of RULE 3.1.5

           or

3.1.8.3    he is mentally or physically incapable of acting

           or

3.1.8.4 his estate is or has been sequestrated or surrendered or assigned in favour of his creditors

           or

3.1.8.5    he is an unrehabilitated insolvent

           or

3.1.8.6 he is or has been removed by any competent court from any office of trust on account of misconduct

           or

3.1.8.7 he is or has been convicted by any competent court and sentenced to a prison term without the option of a fine or to a fine exceeding R100 for one of the following:- theft, fraud, forgery, or uttering a forged document, perjury, an offence under the Prevention of Corruption Act, or any offence involving dishonesty

           or

3.1.8.8    he is a minor

           or

3.1.8.9    he is not re-elected by the MEMBERS as set out in RULE 3.2

           or

3.1.8.10   in the case of a MEMBER TRUSTEE his period of office expires

3.1.9 A MEMBER TRUSTEE shall hold office until the second anniversary following his election or for any such other period as may be agreed upon between the COMMITTEE, EMPLOYER and MEMBERS.

3.1.10     A MEMBER TRUSTEE shall be eligible for re-election.

3.1.11     An EMPLOYER TRUSTEE shall be eligible for reappointment

3.2        MEMBER TRUSTEES

3.2.1 The PRINCIPAL EMPLOYER shall call a meeting of, or poll, the MEMBERS in order to elect the initial MEMBER TRUSTEES and their alternates on giving 14 working days notice in writing to all MEMBERS.

3.2.2 The MEMBERS shall be polled by the COMMITTEE to meet within 2 months of each second anniversary date, or on such other date as may be agreed upon by the COMMITTEE, EMPLOYER and MEMBERS, following the election of the MEMBER TRUSTEES, as set out in RULE 3.2.1, in order to elect new or re-elect the MEMBER TRUSTEES and their alternates.

3.2.3 A special MEMBERS' meeting or poll of the MEMBERS shall be called by the COMMITTEE if 25 % or more of the MEMBERS submit a petition outlining the agenda for such a special meeting and/or poll to the COMMITTEE. Any such meeting and/or poll must be held within 21 working days of the submission.

3.2.4 The COMMITTEE shall give 14 working days notice in writing to all MEMBERS of any meeting and/or poll as set out in RULES 3.2.2 and 3.2.3.

3.2.5 The MEMBERS shall elect at any meeting a chairman from amongst themselves to preside at that meeting.

3.2.6 Each MEMBER (including a MEMBER TRUSTEE) shall have 1 vote and a majority decision shall be binding.

3.2.7 The chairman of any meeting shall have a deliberative as well as a casting vote.

3.2.8      No proxy votes shall be allowed.

3.2.9 The voting at any meeting shall be done either by secret ballot or by a show of hands as the chairman shall decide.

3.2.10     50% of the MEMBERS shall form a quorum at any meeting.

3.2.11 Unless at least 50% of the MEMBERS vote in the event of a poll, any decision under such poll shall be invalid.

3.3        COMMITTEE MEETINGS

3.3.1      COMMITTEE meetings shall be held at least once a year.

3.3.2 Special COMMITTEE meetings may be called at any time provided 2 or more TRUSTEES submit a petition outlining the agenda for such a special meeting to the COMMITTEE.

3.3.3 The chairman shall give the TRUSTEES 14 working days notice in writing of a meeting set out in RULES 3.3.1 or 3.3.2.

3.3.4 A chairman shall be elected by the TRUSTEES, provided that if that person is absent, the remaining TRUSTEES may elect a chairman for the purposes of the meeting from among themselves.

3.3.5 The chairman elected in terms of RULE 3.3.4 shall hold office for such period as the COMMITTEE decides, provided that he may be removed by the COMMITTEE at any time.

3.3.6      50% of the TRUSTEES shall constitute a quorum provided that:-

3.3.6.1 if the BOARD consists of 4 TRUSTEES or less, all the TRUSTEES shall constitute a quorum.

3.3.6.2    at least 50% of the quorum are MEMBER TRUSTEES.

3.3.7 Each TRUSTEE shall have 1 vote, provided that the chairman shall have a deliberative as well as casting vote.

3.3.8      The decision of the majority of the TRUSTEES shall be binding.

3.3.9 Proxy votes shall be allowed provided that the chairman is notified prior to the meeting.

3.3.10 The voting shall be done by secret ballot or by a show of hands as the chairman shall decided.

3.3.11 A resolution in writing signed by all the TRUSTEES shall be of the same force and effect as a resolution passed at a COMMITTEE meeting.

3.4        DUTIES OF THE COMMITTEE

           The duties of the COMMITTEE shall be to:-

3.4.1      Ensure that proper books are kept as set out in RULE 3.7.

3.4.2      Ensure that proper minutes are kept as set out in RULE 3.5.

3.4.3 Ensure that proper control systems are employed by or on behalf of the COMMITTEE.

3.4.4 Ensure that adequate and appropriate information is communicated to the MEMBERS informing them of their rights, benefits and obligations in terms of the RULES.

3.4.5 Take all reasonable steps to ensure that contributions are paid timeously to the FUND in accordance with the ACT.

3.4.6 Obtain expert advice on matters where the TRUSTEES may lack sufficient expertise.

3.4.7 Ensure that the RULES comply with the ACT, the Financial Institutions (Investment of funds) Act 1984, and all other applicable laws.

3.4.8      Act with due care, diligence and good faith.

3.4.9      Avoid conflicts of interest.

3.4.10 Act with impartiality in respect of all MEMBERS, DEPENDANTS and NOMINEES.

3.4.11 Take all reasonable care to protect the MEMBER'S interests in terms of the RULES and ACT, especially in the event of:-

3.4.11.1 an amalgamation or transfer of business in terms of Section 14 of the ACT.

3.4.11.2   withdrawal of a participating EMPLOYER

3.4.11.3 a reduction in or termination of a participating EMPLOYER'S contributions.

3.4.11.4   an increase in the MEMBER'S contributions

3.4.11.5   a decrease in benefits in terms of the RULES.

3.4.11.6 Maintain strict confidentiality regarding all information obtained in respect of all parties in any way concerned under these RULES whilst carrying out their duties.

3.4.11.7 Carry out their other duties and exercise their other powers as may be shown elsewhere in the RULES.

3.4.11.8 Make decisions, in consultation with the PRINCIPAL EMPLOYER, in the event of an occurrence which has not been provided for in the RULES, provided that such decision shall be consistent with the provisions of the RULES, the ACT and the INCOME TAX ACT.

3.4.11.9 Make arrangements and do anything which shall be consistent with the provisions of the RULES, the ACT and the INCOME TAX ACT.

3.5        MINUTE BOOK

3.5.1      Minutes of all COMMITTEE meetings shall be kept.

3.5.2 COMMITTEE resolutions and decisions must be recorded in the minute book.

3.5.3 The pages of the minuted book shall be bound in such a way as to render the withdrawal or insertion of a page impossible and all pages shall be numbered consecutively.

3.6        APPOINTMENTS

           The COMMITTEE -

3.6.1 Shall appoint a PRINCIPAL OFFICER in terms of Section 8 of the Act, provided that if the PRINCIPAL OFFICER is absent from the Republic of South Africa for more than 30 days or is otherwise unable to perform his duties, the COMMITTEE shall appoint another person to act as PRINCIPAL OFFICER for the period of his absence or inability and shall advise the REGISTRAR of such person's name and address.

3.6.2 May appoint, if necessary, a secretary and such other officers on such terms and conditions and for such periods as it may determine from time to time.

3.6.3 Shall appoint an AUDITOR. The AUDITOR will have access to all books, vouchers and other documents pertaining to the FUND and must certify the result of each audit in the form of a balance sheet. The same to be lodged with the REGISTRAR within six months of the expiration of the FINANCIAL YEAR.

3.6.4 Shall appoint a LIQUIDATOR as set out in Section 28(2) of the ACT if the FUND is liquidated.

3.6.5 Shall appoint a Manager to administer the FUND. The address of the ADMINISTRATORS shall be at the registered office of the FUND.

3.7        BOOKS OF THE FUND

3.7.1 The COMMITTEE shall ensure that proper accounts, entries, registers and records as are essential for the proper working of the FUND be kept.

3.7.2      The books of account shall be made up at the end of each FINANCIAL
           YEAR.

3.7.3 The COMMITTEE shall keep a register at the registered office of the FUND containing the following:

3.7.3.1 the full name of each TRUSTEE, his identity number, date of birth, nationality, occupation, residential address, business address and postal address and the date of appointment as a TRUSTEE, together with any changes to the above information

3.7.3.2    the postal address and registered office of the FUND

3.7.3.3    particulars of any AUDITOR

3.7.3.4 particulars of any INSURER involved in the FUND, excluding an INSURER utilised for the purpose of purchasing pensions

3.7.3.5    particulars of any ACTUARY.

3.8        EXPENSES

3.8.1 The TRUSTEES, PRINCIPAL OFFICER and any officers of the COMMITTEE shall not be entitled to any remuneration for their services.

3.9        INDEMNIFICATION

3.9.1 The TRUSTEES and all other officers of the FUND will be indemnified by the PRINCIPAL EMPLOYER against all proceedings, costs and expenses incurred by reason of any claim in connection with the FUND not arising from their negligence, dishonesty or fraud.

3.9.2 The COMMITTEE shall insure the FUND against any loss resulting from the dishonesty or fraud of any of its officers (including the TRUSTEES).

3.10       SIGNING OF DOCUMENTS

           The chairman and one other TRUSTEE, so authorised by the COMMITTEE shall sign any contract, document or agreement which is binding on the FUND, provided that any documents to be deposited with the REGISTRAR shall be signed as prescribed in the ACT.

3.11       POWER OF THE TRUSTEES

3.11.1 The TRUSTEES shall authorise the ADMINISTRATORS to open a banking account in the name of the FUND, and all monies received on behalf of the FUND shall be deposited therein.

3.11.2     The TRUSTEES shall have the power, subject to the provisions of
           Section 19 of the ACT and this RULE, to invest in immovable property, otherwise invest, lend, put out at interest, place on deposit, make advance of, or otherwise deal with all the monies of the FUND upon such securities and in such manner as they from time to time determine, and to dispose of immovable property, and realise, vary, re-invest, or otherwise deal with securities and other investments as they from time to time determine; provided that no loan shall be made to a MEMBER.

3.11.3 The TRUSTEES may delegate their powers to make investments of any type to a financial institution.

3.11.4 The TRUSTEES may invest in immovable property subject to the conditions laid down by the REGISTRAR.

3.11.5 The TRUSTEES may obtain an overdraft from a bank, or borrow from an EMPLOYER or any other party, on such terms as they think fit, such sum as they approve for the purpose of completing any investment or meeting any temporary unforeseen cash shortage, and for this purpose may give such security as they decide provided that the aggregate amount of such loans does not at any time exceed one-half of the FUND'S gross income from all sources during the immediately preceding FINANCIAL YEAR.

The reason for the amendment is to comply with the regulations relating to the management of the FUND.

Certified that the above resolution has been adopted in accordance with the RULES of the FUND.


/s/ signature illegible
-------------------------------------
CHAIRMAN


/s/ signature illegible
-------------------------------------
TRUSTEE


/s/ signature illegible
-------------------------------------
PRINCIPAL OFFICER

                             UNISERV PROVIDENT FUND
                                  12/8/15299/1
                                 AMENDMENT NO 3

Extract from the minutes of a meeting of the Committee of Management of the Uniserv Provident Fund held at Randburg on 16 July 2001.

RESOLVED: That with effect from 01 July 2001 the RULES of the FUND be amended as follows:-

RULE 1- GENERAL

Paragraph 5 of RULE 1 shall be deleted and replaced by:

The Registered Office of the Fund shall be at Surrey Place, 291 Surrey Avenue, Ferndale, Randburg 2194 and all payments due to or by the FUND shall be made at the Registered Office of the FUND in the currency of the Republic of South Africa or elsewhere, on such terms and in such manner as the Committee of Management appointed in terms of the RULES shall decide.

RULE 2 - DEFINITIONS

The following definitions shall be added:

"ADJUDICATOR" shall mean the Pension Funds ADJUDICATOR appointed under section 30c (1) of the ACT.

"APPROVED FUND" shall mean a fund approved by the Commissioner for Inland Revenue and registered by the REGISTRAR as a pension, provident, retirement annuity fund or preservation provident fund. It is specifically provided that the PRINCIPAL EMPLOYER shall be a participating Employer in a preservation provident fund before any payment is made to the preservation provident fund.

RULE 5 - MEMBERSHIP

The following shall be added:

5.3 MEMBERS IN RECEIPT OF A DISABILITY BENEFIT.

If a MEMBER is in receipt of a monthly income from a disability scheme sponsored by the EMPLOYER he will no longer be eligible to be a MEMBER of the FUND. In such an instance he will receive a benefit as detailed in RULE 12

RULE 12 - WITHDRAWAL FROM SERVICE

The following shall be added:

RULE 12.2 - PAYMENT OF THE BENEFIT

12.2.1  The benefit, at the date of termination of SERVICE, in terms of RULE
        12.1 will be paid to the MEMBER as a lump sum

12.2.2 Instead of receiving the benefit entirely as a lump sum the MEMBER may transfer all of the benefit to an APPROVED FUND or part of the benefit to a find approved by the Commissioner for Inland Revenue and registered by the REGISTRAR as a pension, provident or retirement annuity fund Once this transfer has been made the MEMBER will have no further claim on the FUND.

RULE 14.3 shall be deleted in it entirety.

The reason for the amendment is to change the registered address, conform to Financial Services Board and Commissioner for Inland Revenue requirements and to clarify the eligibility conditions.

Certified that the above resolution has been adopted in accordance with the RULES of the FUND.


/s/ signature illegible
-------------------------------------
CHAIRMAN
COMMITTEE OF MANAGEMENT


/s/ signature illegible
-------------------------------------
COMMITTEE MEMBER


/s/ signature illegible
-------------------------------------
PRINCIPAL OFFICER

FINANCIAL SERVICES BOARD

Rigel Park 446 Rigel Avenue South Erasmusrand Pretoria South Africa PO Box 35655 Menlo Park Pretoria South Africa 0102
Tel (012) 428-8000 Fax (012) 347-0221 e-mail Info@fsb.co.za
Int + 27 12 429-8000 Int.+27 347-0221 toll free 0800110443
Internet http://www.fsb.co.za

Enquiries: Matome Thulare               D. Dialing no.: 012 4288071
Our ref:   12/8/15299/1                 Fax:            0123470221
Date:      13 November 2002             e-mail:         matomet@fsb.co.za

SURAKSHA SUNDERPERSAD
GLENRAND M.I.B.
PO BOX 3529
RANDBURG
2125

Dear Sir

AMENDMENT NO. 4 : UNISERV PROVIDENT FUND

With reference to your application for Amendment No. 4 I enclose a copy of the amendment duly approved by the Registrar in terms of section 12(4) of the Act.

Yours faithfully


/s/ signature illegible
-------------------------------------
REGISTRAR OF PENSION FUNDS

Enclosure
Case no 63392

Board Members: Ms G Marcus (Chairperson) W J Haslam (Deputy Chairman) S Maree G K Morolo Ms H Wilton Ms Mojela A M Sithole Executive Officer, J. van Rooyen

FINANCIAL SERVICES BOARD

Rigel Park 446 Rigel Avenue South Erasmusrand Pretoria South Africa PO Box 35655 Menlo Park Pretoria South Africa 0102
Tel (012) 428-8000 Fax (8012) 347-0221 e-mail Info@fsb.co.za
Int + 27 12 428-8000 int.+27 12 347-0221 toll free 0800110443
Internet http://www.fsb.co.za

Enquiries: Matome Thulare               D. Dialing no.: 012 4288071
Our ref:   12/8/15299/1                 Fax:            0123470221
Date:      13 November 2002             E-mail:         matomet@fsb.co.za

SURAKSHA SUNDERPERSAD
GLENRAND M.I.B.
PO BOX 3529
RANDBURG
2125

Dear Sir

AMENDMENT NO. 4 : UNISERV PROVIDENT FUND

With reference to your application for Amendment No. 4 I enclose a copy of the amendment duly approved by the Registrar in terms of section 12(4) of the Act.

Yours faithfully


/s/ signature illegible
-------------------------------------
REGISTRAR OF PENSION FUNDS
Enclosure
Case no 633392

Board Members: Ms G Marcus (Chairperson) W J Haslam (Deputy Chairman) S Maree G K Morolo Ms H Wilton Ms Mojela A M Sithole Executive Officer, J. van Rooyen

                             UNISERV PROVIDENT FUND
                                  12/8/15299/1
                                 AMENDMENT NO. 4

Extract from the minutes of the meeting of the Committee of Management of the Uniserv Provident Fund held at Johannesburg on the 4th day of July 2002.

RESOLVED:.

That with effect from 1 May 2002, the following amendments be made to the Rules of the FUND:

1. The definitions of "COMMISSIONER, COMPLAINT AND COMPLAINANT" shall be added to the Rules:

     COMMISSIONER

     The COMMISSIONER for South African Revenue Services.

     COMPLAINT

     A COMPLAINT, lodged in writing with the TRUSTEES by a specific COMPLAINANT, relating either to the administration of the FUND or its investments, or the application or interpretation of the RULES, and containing specific allegations as contemplated in the definition of COMPLAINT in section 1 of the ACT.

     COMPLAINANT

     In relation to the FUND, means a MEMBER or former member, a beneficiary or former beneficiary, an EMPLOYER, a TRUSTEE or former trustee, or any other person having an interest in the COMPLAINT.

2.   Sub-Rule 5.2 shall be deleted and substituted by the following:

     Notwithstanding the provisions of sub-Rule 5.1. the Committee may, with the approval of the COMMISSIONER and the consent of the Principal Employer, waive the conditions of eligibility and admit to Membership an Employee who would otherwise be ineligible, on such terms and conditions as they shall determine.


/s/ signature illegible                 /s/ signature illegible
-------------------------------------   ----------------------------------------

3.   RULE 9.1. (A) and (B) shall be deleted and replaced by the following:

     The Employer Shall contribute:

     (a) An amount equal to 1/12th of 2,5% of each Member's Fund Salary each month or 2,5% of each Member's Fund Salary if paid annually.

     (b) The contribution in respect of Past Service benefits, as determined at Revision Date, shall be equal to 1/12th of 2,5% of each Member's Fund Salary each month for each year of Past Service, or 2,5% of each Member's Fund Salary for each year of Past Service if paid annually.

     The contributions detailed in Rule 9.1 (a) and (b) above by the Employer in respect of a Member shall not exceed 20% of the Member's Fund Salary, less any Employer contributions made to the Uniserv Executive Provident Fund and Uniserv Retirement Fund, in respect of a Member of that Fund.

4.   RULE 15.15 shall be deleted and substituted by the following:

     RULE 15.15 TRANSFERS TO AND FROM THE FUND

     The Committee shall have the power to accept the transfer of Members of another APPROVED FUND to the Fund and to authorise the transfer of Members to another APPROVED FUND.

5. The Rule headed DISPUTE RESOLUTION shall be added under RULE 15 and shall become SUB-RULE 15.16:

15.16 DISPUTE RESOLUTION

15.16.1 On behalf of the FUND the COMMITTEE shall give due and proper consideration to any COMPLAINT and shall issue a reply thereto within 30 days of receipt thereof.

15.16.2 If the COMMITTEE is unable to make a decision in regard to any COMPLAINT or do not issue a reply thereto within 30 days of receipt thereof, or if the COMPLAINANT is not satisfied with the reply of the TRUSTEES,

15.16.3 the COMPLAINANT may lodge the COMPLAINT with the ADJUDICATOR whereafter the provisions of sections 30A through to 30X of the ACT shall apply.


/s/ signature illegible                 /s/ signature illegible
-------------------------------------   ----------------------------------------

The reason for the amendment is to comply with the requirements of the COMMISSIONER and the Registrar of Pension Funds.

Certified that the above resolution has been adopted in accordance with the provisions of the Rules of the Fund.


/s/ signature illegible
-------------------------------------
CHAIRMAN: COMMITTEE OF MANAGEMENT


/s/ signature illegible
-------------------------------------
PRINCIPAL OFFICER


/s/ signature illegible
-------------------------------------
COMMITTEE MEMBER

                             UNISERV PROVIDENT FUND
                                  1218/15299/1
                                 AMENDMENT NO. 5

Extract from the minutes of the meeting of the Trustees of the Uniserv Provident Fund (the "Fund"), held at the registered address of the FUND on 11 November 2003.

RESOLVED:.

That with effect from 1 November 2003, the following amendments be made to the RULES of the FUND:

1.   RULE 2 - Definitions

     The definitions "FUND" and "FUND YEAR" shall be deleted and replaced by the following definitions:

     " "FUND" shall mean the UTi Provident Fund."

     " "FUND YEAR" shall mean the twelve-month period ending on 31 January in each year."

2    RULE 3 - Committee of Management

     RULE 3.2.2. shall be deleted and be replaced by the following:-

     3.2.2. The MEMBERS shall be polled by the COMMITTEE to meet within two months of each second anniversary date, or on such other date as may be agreed upon by the COMMITTEE, EMPLOYER, and MEMBERS, following the election of the MEMBER TRUSTEES, as set out in RULE 3.2.1, in order to elect new or re-elect the MEMBER TRUSTEES and their alternates from their number.


Uniserv Provident Fund - Amendment no. 5 V 1                         Page 1 of 1
1/29/2004

Reasons for the amendment are:

(a)  to effect a change of name of the FUND;

(b) to change the year-end of the FUND to tie in with the financial year of the holding company's year end;

(c) to make provision for the election of member trustees from the ranks of members of the FUND.

Certified that the above Resolution has been adopted in accordance with the RULES of the FUND


-------------------------------------   ----------------------------------------
CHAIRMAN                                DATE


-------------------------------------   ----------------------------------------
TRUSTEE                                 DATE


-------------------------------------   ----------------------------------------
PRINCIPAL OFFICER                       DATE

19 May 2004

The Financial Services Board
c/o Glenrand MIB
BY HAND

Dear Sir/Madam

CHANGE OF NAME

This letter serves to confirm that the operations of United Service Technologies Limited (Uniserv) were sold to Union-Transport Inc, trading as UTi, on 1 February 1995 following South Africa's re-admittance into the international business community. A copy of the relevant pager of the directors report for the 1996 financial year is attached.

Uniserv still owns 30% of the shares in UTi and accordingly there was no urgency to update the names of the retirement funds.

We have now re-branded all of our worldwide operations under the UTi name and would therefore wish to update the name of our South African retirement funds.

Please do not hesitate to contact me on 011 457 2614 if you should have any queries.

Your faithfully


/s/ D Hughson
-------------------------------------
DC HUGHSON (CA) SA
CORPORATE OFFICE
UTI - AFRICA REGION

  Directors: G C Abbey - W R Mapham, W V G Somerville - M J Wessels (-BRITISH)
   All Business undertaken in terms of our standard trading conditions. Copy available on application.
          Proprietors: PYRAMID FREIGHT (PTY) LTD. Reg No. ____________

UNISERV

Directors' report   The directors present their annual report and the audited
                    financial statements for the year ended 31 January 1996.

                    BUSINESS

                    The company is incorporated in the British Virgin Islands under the International Business Companies Ordinance (No. 8 of 1984).

                    The merging of the company's interests with Union-Transport
                    Holdings Inc was consumated on 1 February 1995.

                    The company sold its wholly owned subsidiary Goddard Company
                    Limited, which in turn owned the company's operating subsidiaries, to Union-Transport Inc for a consideration of R247 872 000, resulting in a profit of R149 792 000.

                    The purchase price was settled by the issue of 34 190 512 ordinary shares of no par value at an issue price of $1 per share and 36 534 586 preference shares of no par value at an issue price of $1 per share.

                    The effects of the above are reflected as an exceptional
                    item in the profit and loss account, and the goodwill arising on the issue of shares in Union-Transport Inc. has due to its nature been amortised fully against the profit on disposal of the company's investment in Goddard Company
                    Limited and its subsidiaries. The resulting net profit has been treated as a capital profit and transferred to a capital reserve.

                    The company is now an investment holding company, with its only interest being its investment in Union Transport Inc.
                    Details of this holding is more fully described in note 7 to the financial statements.

                    FINANCIAL RESULTS

                    The company equity accounts its investment in Union-Transport Inc and these results are reflected in the financial statements following, in South African Rand.

                    Due to the change of nature of the business, the consolidated results for the previous published period ended
                    31 January 1995 are not directly comparable. Accordingly, the directors have presented pro forma comparative information, which equity, accounts the previous interest in past subsidiary companies in order to assist comparability.

                    DIVIDENDS

                    The following dividends have been declared:

                    Ordinary shares

                    A dividend of 6,0 South African cents per share (1995: 11,0 cents) has been declared on 7 June 1996, to all shareholders registered on 21 June 1996 and payable on 5 July 1996.

                    "A" variable rate cumulative convertible preference shares
                    (No. 9).

                    A dividend of 11,1 South African cents per share (1995: 8,60 cents) has been declared on 31 January 1996.

                    DIRECTORS AND SECRETARY

                    The company's current directors as stated in the Directorate have served throughout the year.

                    In terms of the Articles of Association of the company, the following directors retire by rotation at the forthcoming annual general meeting and they have offered themselves for re-election:

                         B M Saxton
                         A M Rosenzweig

FIVE

                             UNISERV PROVIDENT FUND

                                  REVISED RULES

Extract from the minutes of the meeting of the Trustees of the Uniserv Provident Fund held at ____________________________ on _________________________________

RESOLVED:

That with effect from 1 March 2003 the Rules hereto attached be substituted and shall form the Rules governing the operation of the aforementioned Fund.

The reason for the substitution is to consolidate amendment numbers 1 to 4 and comply with the requirements, form and format prescribed in the Pension Funds Act No. 24 of 1956, as amended.

Certified that the above resolution has been adopted in accordance with a resolution of the Board of Trustees of the Uniserv Provident Fund.


                                        ----------------------------------------
                                        CHAIRMAN OF THE TRUSTEES


                                        ----------------------------------------
                                        PRINCIPAL OFFICER


                                        ----------------------------------------
                                        TRUSTEE

Uniserv Provident Fund March 2003

                                      INDEX

 RULE                                                                      PAGE
NUMBER                            DESCRIPTION                             NUMBER
------                            -----------                            -------
  1.     GENERAL                                                            1
  2.     DEFINITIONS                                                      2 - 9
  3.     OPERATION OF THE FUND                                           10 - 11
  4.     MEMBERSHIP                                                      12 - 14
  5.     CONTRIBUTIONS                                                      15
  6.     RETIREMENT BENEFITS                                             16 - 17
  7.     DEATH BENEFITS                                                  18 - 21
  8.     WITHDRAWAL BENEFITS                                             22 - 23
  9.     ADMINISTRATION OF THE FUND                                      24 - 25
  10.    MANAGEMENT OF THE FUND                                          26 - 33
  11.    ANNUAL FINANCIAL STATEMENTS & ACTUARIAL INVESTIGATIONS          34 - 35
  12.    TRANSFERS AND AMALGAMATIONS                                        36
  13.    RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE
         FUND                                                            37 - 39
  14.    BENEFITS (GENERAL)                                              40 - 42
  15.    VOLUNTARY ADDITIONAL CONTRIBUTIONS                              43 - 44
  16.    ANNEXURE I                                                         45
  17.    ANNEXURE II                                                     46 - 48

Uniserv Provident Fund March 2003

                           THE UNISERV PROVIDENT FUND

RULE 1 - GENERAL

With effect from 1 March 2003 the FUND shall operate in terms of these RULES as a defined contribution provident fund.

The Registered Office of the FUND shall be at Surrey Place, 291 Surrey Avenue, Ferndale, Randburg 2194.

The Registration number of the FUND is : 12/8/15299

The Commissioner's reference number is : 18/20/4/8526

Uniserv Provident Fund - March 2003

RULE 2 - DEFINITIONS

In these RULES where the context so admits, words defined in the ACT shall have the meaning defined therein, the masculine gender shall include the feminine, and vice versa; words signifying the singular number shall include the plural and vice versa and the following expressions shall have the following meaning:-

ACT

The Pension Funds Act No. 24 of 1956 and the regulations framed thereunder, as amended.

ACTUARY

Any Fellow of the Institute of Actuaries of England or of the Faculty of Actuaries in Scotland, or of the Society of Actuaries of America, or of any other institute, faculty, society or chapter of actuaries approved by the MINISTER.

ADJUDICATOR

The Pension Funds ADJUDICATOR appointed under section 30C (1) of the ACT.

ADMINISTRATOR

The corporate body appointed by the TRUSTEES to administer the FUND in terms of the RULES.

APPROVED FUND

Any pension, provident, retirement annuity or preservation provident fund approved by the COMMISSIONER. It is specifically provided that the PRINCIPAL EMPLOYER shall be a participating employer in a preservation provident fund before any payment is made to the preservation provident fund.

AUDITOR

An AUDITOR registered under the Public Accountants & Auditors Act no. 80 of 1991, as amended from time to time, and who has been appointed by the TRUSTEES as AUDITOR to the FUND, subject to the provisions of section 9 of the ACT.

BOARD OF TRUSTEES

The Board of Trustees constituted under these Rules and referred to unless the contrary intention appears as TRUSTEES, or the BOARD.

Uniserv Provident Fund - March 2003

RULE 3 - OPERATION OF THE FUND

COMMENCEMENT DATE

1 July 1977 (the date on which the FUND commenced).

COMMISSIONER

The COMMISSIONER for South African Revenue Services.

COMPLAINT

A COMPLAINT, lodged in writing with the TRUSTEES by a specific COMPLAINANT, relating either to the administration of the FUND or its investments, or the application or interpretation of the RULES, and containing specific allegations as contemplated in the definition of COMPLAINT in section 1 of the ACT.

COMPLAINANT

In relation to the FUND, means a MEMBER or former member, a beneficiary or former beneficiary, an EMPLOYER, a TRUSTEE or former trustee, or any other person having an interest in the COMPLAINT.

DEPENDANT

As defined in section 1 of the ACT, in relation to a MEMBER, means -

     a) a person in respect of whom the MEMBER is legally liable for maintenance;

     b) a person in respect of whom the MEMBER is not legally liable for maintenance, if such person -

          (i) was, in the opinion of the TRUSTEES, upon the death of the MEMBER in fact dependent on the MEMBER for maintenance;

          (ii) is the SPOUSE of the MEMBER, including a party to a customary union according to Black law and custom or a union recognised as a marriage under the tenets of any Asiatic religion;

          (iii) is a child of the MEMBER, including a posthumous child, an adopted child or an illegitimate child.

     c) a person in respect of whom the MEMBER would have become legally liable for maintenance, had the MEMBER not died.

DEPOSIT ADMINISTRATION POLICY

Shall have the meaning ascribed to it by the INSURER, be approved as a policy of assurance by the REGISTRAR and shall also mean any other form of investment

Uniserv Provident Fund - March 2003

RULE 3 - OPERATION OF THE FUND

policy or contract approved by the REGISTRAR and issued by the INSURER in the name of the FUND. Such policy or policies shall contain all of the provisions set out in Annexure 1 to these RULES.

DISABILITY BENEFIT SCHEME

An associated scheme underwritten by an INSURER which provides disability income benefits.

EMPLOYEE

Any person in the service of the EMPLOYER.

EMPLOYER

The PRINCIPAL EMPLOYER, and any subsidiary of the PRINCIPAL EMPLOYER, as may be admitted to the FUND from time to time by the TRUSTEES and, in relation to any particular MEMBER, the particular EMPLOYER by whom such MEMBER is for the time being employed.

ENTRY DATE

In relation to EMPLOYEES of any particular EMPLOYER the COMMENCEMENT DATE, or the date on which such EMPLOYEES first participated in the FUND.

EXECUTIVE

Shall mean a MEMBER designated as such by the PRINCIPAL EMPLOYER, shall include a Senior Executive, recorded as such in the books of the PRINCIPAL EMPLOYER and notified to the TRUSTEES in writing.

FINANCIAL YEAR

Any period commencing on a REVISION DATE and extending to the next following REVISION DATE.

FUND

Shall mean UNISERV PROVIDENT FUND.

Uniserv Provident Fund - March 2003

RULE 3 - OPERATION OF THE FUND

FUND INTEREST

A fair rate of return as determined by the TRUSTEES in consultation with the Administrator taking into account the returns earned on the underlying assets of the FUND and the costs and charges against the FUND'S returns and assets.

GROUP INSURANCE POLICY

The policy or policies issued by an INSURER to the FUND in terms of which part or all of the benefits of the FUND may be secured.

INDIVIDUAL ACCOUNT

In relation to a MEMBER means - the sum of the amounts in (a), (b), and (c) below:-

     a) SHARE OF FUND as determined on the REVISION DATE preceding the effective date of calculation.

     b) contributions made by and on behalf of the MEMBER since the REVISION DATE preceding the effective date of any calculation.

     c) interest on the amounts in (a) and (b) above at the FUND INTEREST rate.

INSURER

A person who is registered as a long-term INSURER in terms of the Insurance Act No. 27 of 1943 and/or the Long Term Insurance Act No. 52 of 1998, whichever applies.

INVESTMENT ACCOUNT

The account maintained by the TRUSTEES in the name of the FUND to record monies invested for the provision of benefits in terms of the RULES, the value of such monies being the net assets of the FUND as determined in accordance with Schedule F and regulation 12 (2) (b) (iv) of the ACT.

INVESTMENT POLICY

An investment policy issued by any insurer or other authorised investment house and approved by the REGISTRAR.

MEMBER

An EMPLOYEE who has been admitted to MEMBERSHIP of the FUND and who has neither retired nor otherwise ceased to be a MEMBER in terms of these RULES, has satisfied the eligibility conditions of the FUND and who has been recorded as a MEMBER. The term MEMBERSHIP shall have a corresponding meaning.

Uniserv Provident Fund - March 2003

RULE 3 - OPERATION OF THE FUND

MINISTER

The Minister of Finance.

NORMAL RETIREMENT AGE

In relation to a MEMBER, means age 60.

NORMAL RETIREMENT DATE

In relation to a MEMBER, means the last day of the month in which he attains the NORMAL RETIREMENT AGE.

OPERATIVE DATE

In relation to a MEMBER, means the date on which his EMPLOYER is first admitted to participation in the FUND, or the date on which the MEMBER becomes eligible to join the FUND as a result of an amendment to the RULES, whichever date is applicable.

PAST SERVICE

Shall mean SERVICE with the EMPLOYER or any EMPLOYER in the same or similar industry or occupation, as recognized by the PRINCIPAL EMPLOYER prior to becoming a MEMBER of the FUND.

PENSIONABLE SALARY

In relation to a MEMBER, means the annual equivalent of the MEMBER'S basic weekly, fortnightly or monthly remuneration and/or such other emoluments that the TRUSTEES may consider to be pensionable. In the event of a reduction in PENSIONABLE SALARY a MEMBER may, with the consent of the PRINCIPAL EMPLOYER and the TRUSTEES, elect to retain such higher PENSIONABLE SALARY amount as was applicable immediately prior to the reduction and all contributions and benefits shall be based on such previous higher PENSIONABLE SALARY.

In relation to a MEMBER who is in receipt of an income under the DISABILITY BENEFIT SCHEME, means the amount of PENSIONABLE SALARY on which the benefit under that scheme was determined, and increased from time to time in proportion to the increases in the benefit granted by that scheme.

Uniserv Provident Fund - March 2003

RULE 3 - OPERATION OF THE FUND

PENSIONABLE SERVICE

In relation to a MEMBER, means the number of years' SERVICE (where each completed month shall count as 1/12th of a year) from the date on which contributions to the FUND commenced by or on behalf of the MEMBER, to the effective date of any calculation after that date on which the MEMBER leaves the FUND.

PRINCIPAL EMPLOYER

PYRAMID FREIGHT (PTY) LTD and SUN COURIERS (PTY) LTD.

PRINCIPAL OFFICER

The Principal Executive Officer referred to in section 8 of the ACT, who may be a member of a body managing the affairs of the FUND or controlling the FUND.

REGISTRAR

The REGISTRAR, or Deputy REGISTRAR, of Pension Funds as referred to in section 3 of the ACT.

RESERVE ACCOUNT

The Account from where all FUND expenses are paid, such as bank fees, administration fees and charges, audit fees, Financial Services Board levies, Regional Services Council levies, Retirement Fund Taxes and any costs and charges relating to the administration of the FUND.

This account will be credited with bank account interest and contributions payable by the EMPLOYER'S contributions. At the end of the FUND YEAR any excess in the RESERVE ACCOUNT may be apportioned to MEMBERS and those who exit the FUND. Any deficit in the RESERVE ACCOUNT shall be settled in terms of the transfers from the contingency RESERVE ACCOUNT to the EMPLOYER CONTRIBUTIONS, as may be decided upon by the TRUSTEES and ACTUARY.

REVISION DATE

1 March in each subsequent year.

Uniserv Provident Fund - March 2003

RULE 3 - OPERATION OF THE FUND

RULES

These RULES as registered and amended from time to time and shall include, unless the contrary intention appears,-

          a) any Rules, terms and conditions of any policies of insurance underwriting any risk benefits under these RULES;

          b) any Rules, terms and conditions of any investment policies wherein any assets of the FUND are held.

SERVICE

In relation to a MEMBER, means continuous full-time employment with the EMPLOYER.

SHARE OF FUND

In relation to a MEMBER, means either the result of the formula in (a) below or the provision contained in (b) below, whichever is applicable.

          a) INDIVIDUAL ACCOUNT x (V / T)

              where -

          V = Value of funds held in the INVESTMENT ACCOUNT, less the total of all MEMBERS' TVC ACCUMULATIONS.

          T = Total of all MEMBERS' INDIVIDUAL ACCOUNTS,

          b) if the effective date of calculation is not coincident with a REVISION DATE, SHARE OF FUND shall be the MEMBER'S INDIVIDUAL ACCOUNT.

SPOUSE

In relation to a MEMBER, means a person who:

          a) is married to the MEMBER in a civil law marriage;

          b) is together with the MEMBER, a party to a customary union according to Black law and custom or a union recognised as a marriage under the tenets of any Asiatic religion;

          c) was not married to the MEMBER and with whom the MEMBER has been cohabiting and the TRUSTEES have acknowledged in writing

Uniserv Provident Fund - March 2003

RULE 3 - OPERATION OF THE FUND

          as being accepted as the MEMBER'S SPOUSE for the purpose of this definition;

          d) is of the same sex living with the MEMBER in respect of whom the TRUSTEES are satisfied that the parties cohabited as if married, and was, in the opinion of the TRUSTEES, upon the death of the MEMBER in fact in a co-dependent relationship of a permanent nature with the MEMBER. Subject to the proviso that any such union shall have endured for a period of at least two years prior to a MEMBERS death or retirement.

TRANSFER VALUE

The amount transferred from any APPROVED FUND on behalf of a MEMBER in accordance with the provisions of section 14 of the ACT.

TRUSTEES

The TRUSTEES or their alternates appointed in terms of the RULES, and in the event of the FUND being controlled by a BOARD OF TRUSTEES or a Management Committee, any reference to the TRUSTEES shall be construed to refer to such Management Committee or BOARD OF TRUSTEES as the case may be.

TVC

In relation to the RULES, represents the phrase "Transfers and Voluntary Contributions".

TVC ACCUMULATION

In relation to a MEMBER, means his share of the TVC SECTOR, as determined by the ACTUARY.

TVC SECTOR

A portion of the INVESTMENT ACCOUNT set aside to secure paid-up benefits in respect of former MEMBERS and past service benefits in respect of voluntary additional contributions including amounts transferred by or on behalf of MEMBERS from other APPROVED FUNDS.

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RULE 3 - OPERATION OF THE FUND

3.1  OBJECTS OF THE FUND

     The object of the FUND is to provide retirement and other benefits for MEMBERS and death benefits for the DEPENDANTS of such MEMBERS.

3.2  LEGAL STATUS

     Upon registration under the ACT, the FUND shall become a separate legal person and entity distinct from its MEMBERS, capable of suing and being sued in its own name, and shall be the lawful owner of its property, movable or immovable, and all assets of the FUND shall be registered in the name of the FUND.

3.3  INSPECTION OF RULES

     Each MEMBER shall be entitled to inspect and make extracts from the RULES and other documents prepared in terms of sections 15, 16 and 17 of the ACT at reasonable times by appointment with the PRINCIPAL OFFICER, and shall on request be issued with a copy of the RULES and\or documents prepared in terms of section 15 of the ACT.

3.4  AMENDMENT TO THE RULES

          a) Subject to the provisions of the ACT, and the requirements of the REGISTRAR, and further subject to the approval of the COMMISSIONER the TRUSTEES may make new RULES, or alter or repeal any existing RULES.

          b) The provisions of section 12 of the ACT shall apply in respect of any amendment or rescission, alteration or addition to the RULES.

          c) Any amendment to the RULES shall not become effective until registered by the REGISTRAR and approved by the COMMISSIONER, unless the Resolution amending the RULES indicates the contrary.

          d) The provisions of this RULE will be always subject to the proviso that no amendment which affects the EMPLOYER'S contributions to the FUND may be made without the consent of the EMPLOYER.

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RULE 3 - OPERATION OF THE FUND

3.5  DISPUTE RESOLUTION

          a) On behalf of the FUND the TRUSTEES in consultation with the EMPLOYER shall give due and proper consideration to any COMPLAINT and shall issue a reply thereto within 30 days of receipt thereof.

          b) Any dispute which may arise in regard to any claims under these RULES, or the Rules themselves, shall be referred to the TRUSTEES.

          c) If the TRUSTEES are unable to make a decision in regard to any COMPLAINT or do not issue a reply thereto within 30 days of receipt thereof, or if the COMPLAINANT is not satisfied with the reply of the TRUSTEES, the COMPLAINANT may lodge the COMPLAINT with the ADJUDICATOR whereafter the provisions of sections 30A through to 30X of the ACT shall apply.

3.6  CURRENCY

     All contributions due to the FUND in terms of the RULES shall be payable in South African currency at the registered office of the FUND.

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RULE 4 - MEMBERSHIP

4.1  JOINING THE FUND

          a) An EMPLOYEE who is an EXECUTIVE who has not attained NORMAL RETIREMENT AGE, shall become eligible to join the FUND on the first date after which he is appointed as an EXECUTIVE of one of the EMPLOYERS and shall be appointed to the permanent staff of the EMPLOYER, whereupon the conditions below will apply.

          b) An EMPLOYEE who is eligible to join the FUND and who commenced SERVICE before the OPERATIVE DATE shall have the option to join the FUND on that date or on an ENTRY DATE within 12 months thereof and should he or she not exercise that option within this twelve month period, he or she will not be permitted to join the FUND thereafter.

          c) An EMPLOYEE who commenced SERVICE on or after the OPERATIVE DATE shall be required as a condition of employment to join the FUND on the ENTRY DATE coincident with or next following the date on which he becomes eligible in terms of RULE 4.1(a).

          d) An EMPLOYEE who is not eligible to join the FUND in terms of RULE 4.1(a) may at the request of the EMPLOYER become a MEMBER on such conditions, and with effect from such date, as may be agreed to by the TRUSTEES and, where necessary, approved by the COMMISSIONER.

4.2  MEMBERSHIP CONDITIONS

          a) Each MEMBER shall comply with such requirements as the TRUSTEES may stipulate in the RULES.

          b) Each MEMBER shall be bound by the RULES of the FUND and the RULES of any GROUP INSURANCE POLICY, or investment Policy which underwrites any benefit in terms of these RULES.

          c) Each MEMBER shall, on joining the FUND, authorise the EMPLOYER to deduct from his remuneration the amount of any contributions payable by the MEMBER in terms of the RULES.

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RULE 4 - MEMBERSHIP

          d) Any contributions required from a MEMBER in terms of RULE 5 shall commence on the date he joins the FUND, or on such other date as may be specified in RULE 4.1, and cease on the date that the MEMBER actually retires or otherwise ceases to be a MEMBER in terms of RULE 4.3.

4.3  CESSATION OF MEMBERSHIP

          a) A MEMBER may not withdraw from the FUND except upon termination of SERVICE or on ceasing to be eligible for MEMBERSHIP.

          b) If a MEMBER ceases to be eligible for MEMBERSHIP and this is not as a result of being given the option to join another APPROVED FUND in which his EMPLOYER participates, his SHARE OF FUND shall be used to purchase a retirement benefit.

          c) If a MEMBER ceases to be eligible for MEMBERSHIP as a result of being given the option to become a member of an APPROVED FUND set up in terms of a collective agreement as specified in the Labour Relations Act (Act no. 66 of 1995), his SHARE OF FUND plus his TVC ACCUMULATION, if such does not form part of his SHARE OF FUND, shall be transferred to such transferee fund in accordance with Section 14 of the ACT, the provisions of current Income Tax legislation, and the provisions of RULE 4.3(f).

          d) If a MEMBER ceases to be eligible for MEMBERSHIP as a result of being given the option to become a member of another APPROVED FUND of the EMPLOYER, his SHARE OF FUND plus his TVC ACCUMULATION, if such does not form part of his SHARE OF FUND, shall be transferred to such transferee fund, in accordance with Section 14 of the ACT, the provisions of current Income Tax legislation, and the provisions of RULES 4.3(e) and 4.3(f).

          e) With the consent of the TRUSTEES, the MEMBER may elect to transfer such portion of his SHARE OF FUND as is equal to the cash withdrawal benefit specified in RULE 4.3(f) to a retirement annuity fund approved by the COMMISSIONER, and the balance of his SHARE OF FUND shall be transferred to the transferee fund in accordance with the provisions of Section 14 of the ACT and Rule 4.3(d).

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RULE 4 - MEMBERSHIP

4.4  DISABLEMENT IN SERVICE

     If there is a DISABILITY BENEFIT SCHEME and a MEMBER becomes entitled to an income benefit thereunder, he may remain a MEMBER of the FUND, whereby contributions on his behalf and his entitlement to any of the benefits payable in terms of the RULES shall continue.

4.5  BREAK IN SERVICE

     Where a MEMBER is temporarily absent from SERVICE for a period not exceeding 2 years the MEMBER may, with the consent of the TRUSTEES, suspend payment of any contributions due by him to the FUND for the duration of his absence.

4.6  PROOF OF AGE

     Proof of age to the satisfaction of the TRUSTEES is required in respect of a MEMBER, and of any other person to whom a benefit may be payable in terms of the RULES, before the payment of any benefit can be effected, unless the TRUSTEES specify otherwise.

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

RULE 5 - CONTRIBUTIONS

5.1  CONTRIBUTIONS

     The EMPLOYER shall contribute:

          (a) An amount equal to 1/12th of 2,5% of each MEMBER'S PENSIONABLE SALARY each month or 2,5% of each MEMBER'S PENSIONABLE SALARY if paid annually.

          (b) The contribution in respect of PAST SERVICE benefits, as determined at REVISION DATE, shall be equal to 1/12th of 2,5% of each MEMBER'S PENSIONABLE SALARY each month for each year of PAST SERVICE, or 2,5% of each MEMBER'S PENSIONABLE SALARY for each year of PAST SERVICE if paid annually.

     The contributions detailed in RULE 5.1 (a) and (b) above by the EMPLOYER in respect of a MEMBER shall not exceed 20% of the MEMBER'S PENSIONABLE SALARY, less any EMPLOYER contributions made to the Uniserv Executive Provident Fund and Uniserv Retirement Fund, in respect of a MEMBER of that FUND.

5.2  CAPPING OF EMPLOYER CONTRIBUTIONS

     Should the costs of the risk benefits and/or the costs of administration increase above the percentage contribution mentioned, the EMPLOYER shall have the right to reduce the benefits payable. The EMPLOYER may, at its sole discretion increase the monthly contribution payable by it.

5.3  PAYMENT OF CONTRIBUTIONS

     The EMPLOYER shall pay over the contributions to the ADMINISTRATOR within a period of seven days from the last day of the month to which the contributions relate. The ADMINISTRATOR shall deposit the contributions with an institution registered under the Banks Act, 1965 (Act No. 23 of 1965), not later than the first working day following the receipt of the contributions.

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

RULE 6 - RETIREMENT BENEFITS

6.1  BENEFIT ON NORMAL RETIREMENT

     If a MEMBER retires from SERVICE at NORMAL RETIREMENT DATE he shall be entitled to a capital sum equal to his SHARE OF FUND.

6.2  BENEFIT ON EARLY RETIREMENT

          a) With the consent of the BOARD OF TRUSTEES, and by agreement with his EMPLOYER a MEMBER, provided he is within seven years of his NORMAL RETIREMENT AGE, may elect to retire early.

          b) In this event the MEMBER shall be entitled to receive a capital sum equal to his SHARE OF FUND at the date of early retirement.

          c) If the BOARD OF TRUSTEES (after considering medical evidence) is satisfied that the MEMBER is unable to continue in SERVICE due to ill-health, the MEMBER may retire at any time prior to NORMAL RETIREMENT DATE irrespective of his age at the time of such ill-health early retirement, and shall be entitled to his SHARE OF FUND.

6.3  BENEFIT ON LATE RETIREMENT

          a) With the consent of the BOARD OF TRUSTEES and by agreement with his EMPLOYER a MEMBER may continue in the employ of an EMPLOYER after the attainment of his NORMAL RETIREMENT AGE. In such an event contributions by the EMPLOYER shall continue and payment of the MEMBER'S retirement benefit shall be deferred until such time as the MEMBER retires or retired by his EMPLOYER.

          b) At the time of actual retirement the MEMBER shall be entitled to receive a capital sum equal to his SHARE OF FUND.

6.4  BENEFIT IN RESPECT OF MONIES HELD IN TVC SECTOR

          In respect of a MEMBER who is entitled to a benefit from the TVC SECTOR, the benefit payable shall be a lump sum amount equal to his TVC ACCUMULATION.

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

RULE 6 - RETIREMENT BENEFITS

6.5  COMMUTATION OF BENEFIT

     Whether on early, late, ill-health or Normal Retirement a MEMBER may elect to commute his benefit either wholly or in part, for the payment of a cash lump sum.

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

RULE 7 - DEATH BENEFITS

7.1  AMOUNT OF BENEFIT

          a) The benefit payable in accordance with this RULE in respect of a MEMBER who dies before retirement shall be a lump sum amount equal to his SHARE OF FUND.

          b) If a MEMBER dies in SERVICE after attaining the RETIREMENT AGE, there shall be payable, subject to the provisions of Section 37C of the ACT, his SHARE OF FUND or the benefit the MEMBER would have become entitled to had the MEMBER retired one day prior to his death.

          but subject to the provisions of RULES 7.1(c) and 7.1(d).

          c) Where a MEMBER is required to produce evidence of insurability or health at the request of the INSURER of the GROUP INSURANCE POLICY and such evidence results in the amount of death benefit reassured in respect of such MEMBER being wholly or partly declined, the amount of death benefit payable by the FUND shall be likewise wholly or partly declined.

          d) Payment of a death benefit shall be made in terms of the terms, conditions and requirements of the underlying Policy of Insurance.

          e) Where the death benefit, or any other benefit, is reduced as a result of any amounts due by the MEMBER in respect of Income Tax, Housing Loans, Divorce Orders, Maintenance orders, written acknowledgement in terms of Section 37D of the ACT, or any other similar amounts due and payable by the MEMBER, the benefit payable from the FUND will be reduced by the amount so paid over.

7.2  BENEFIT IN RESPECT OF MONEYS HELD IN TVC SECTOR

     In respect of a MEMBER who is entitled to a benefit from the TVC SECTOR, the benefit payable, the Estate or DEPENDANTS of the MEMBER may elect to utilise the moneys the TVC SECTOR to purchase a pension from the INSURER of their choice. They may also elect to commute this benefit either wholly or in part, for a cash lump sum.

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

RULE 7 - DEATH BENEFITS

7.3  PAYMENT OF BENEFITS

     Unless the death benefit is a pension payable (in terms of the RULES) to the MEMBER'S SPOUSE, the benefit payable shall be dealt with in the following manner:

          a) If the FUND within twelve months of the death of the MEMBER becomes aware of or traces a DEPENDANT or DEPENDANTS of the MEMBER, the benefit shall be paid to such DEPENDANTS in such proportions as may be deemed equitable by the TRUSTEES.

          b) If the FUND does not become aware of or cannot trace any DEPENDANT of the MEMBER within twelve months of the death of the MEMBER, and the MEMBER has designated in writing to the FUND, a nominee who is not a dependant of the MEMBER, to receive the benefit or such portion of the benefit as is specified by the MEMBER in writing to the FUND, the benefit or such portion of the benefit shall be paid to such nominee: provided that where the aggregate amount of the debts in the estate of the MEMBER exceeds the aggregate amount of the assets in his estate, so much of the benefit as is equal to the difference between such aggregate amount of debts and such aggregate amount of assets shall be paid into the estate and the balance of such benefit or the balance of such portion of the benefit as specified by the MEMBER in writing to the FUND shall be paid to the nominee.

          c) If a MEMBER has a DEPENDANT and the MEMBER has also designated in writing to the FUND a nominee to receive the benefit or such portion of the benefit as is specified by the MEMBER in writing to the FUND, the FUND shall within twelve months of the death of such MEMBER pay the benefit or a portion thereof either to the DEPENDANT or nominee, or all or any such DEPENDANTS or nominees, as the TRUSTEES may deem equitable: provided that this paragraph shall only apply to the designation of a nominee after 30th June 1989.

          d) If the FUND does not become aware of or cannot trace any DEPENDANT of the MEMBER within twelve months of the death of the MEMBER and if the MEMBER has not designated a nominee or if the MEMBER has designated a nominee to receive a portion of the benefit in writing to the FUND, the benefit or the remaining portion of the benefit after payment to the designated nominee,

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

RULE 7 - DEATH BENEFITS

     shall be paid into the estate of the MEMBER or, if no inventory in respect of the MEMBER has been received by the Master of the High Court in terms of section 9 of the Estates Act no. 66 of 1965, into the Guardian's Fund.

          e) Should the TRUSTEES decide that a DEPENDANT or nominee is unable to protect himself or manage his own affairs, or is a beneficiary under an existing registered trust fund as contemplated in the Trust Property Control Act no. 57 of 1988, the TRUSTEES may direct that the benefit be paid to -

               (i) the guardian, tutor or curator of such beneficiary already appointed or to be appointed by the Master of the Supreme Court,

               OR

               (ii) the trustees for the time being of the said trust fund, or such other like trust fund being or about to be created for the benefit of the said beneficiary thereunder,

          and such payment shall be deemed to be a payment to such DEPENDANT or nominee.

          f) A benefit payable to a minor DEPENDANT or minor beneficiary may be paid in more than one payment in such amounts as the TRUSTEES may from time to time consider appropriate and in the best interests of such DEPENDANT or beneficiary: Provided that interest at a reasonable rate, having regard to the investment return earned by the FUND, shall be added to the outstanding balance at such times as the TRUSTEES may determine: Provided further that any balance owing to a DEPENDANT or beneficiary at the date on which he attains majority or dies, whichever occurs first, shall be paid in full.

          g) A benefit payable to a major DEPENDANT or major beneficiary may be paid in more than one payment if the DEPENDANT or beneficiary has consented thereto in writing: Provided that the amounts of the payments, intervals of payment, interest to be added and other terms and conditions are disclosed in a written agreement.

          h) An agreement contemplated in sub-RULE 7.3 (g) may be cancelled by either party by the giving to the other of a maximum of 90 days' written notice so to do, and the balance of the benefit shall, thereafter, be paid to the DEPENDANT or beneficiary in full

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

RULE 7 - DEATH BENEFITS

          i) The TRUSTEES or the EMPLOYER, may form a Trust into which any benefit may be paid for a minor beneficiary or any other DEPENDANT suffering from any physical, mental or other disability.

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

RULE 8 - WITHDRAWAL BENEFITS

8.1  AMOUNT OF BENEFIT

     If a MEMBER terminates SERVICE due to resignation, dismissal, desertion or retrenchment he shall become entitled to a lump sum benefit equal to his SHARE OF FUND.

8.2  PAYMENT OF THE BENEFIT

     Instead of receiving the benefit entirely as a lump sum the MEMBER may transfer all of the benefit to an APPROVED FUND or part of the benefit to a fund approved by the COMMISSIONER and registered by the REGISTRAR as a pension, provident or retirement annuity fund. Once this transfer has been made the MEMBER will have no further claim on the FUND.

8.3  BENEFIT IN RESPECT OF MONIES HELD IN THE TVC SECTOR

     In respect of a MEMBER who is entitled to a benefit from the TVC SECTOR, the benefit payable shall be a lump sum amount equal to his TVC ACCUMULATION.

8.4  REINSTATEMENT

     If a former MEMBER recommences SERVICE before receiving payment of his withdrawal benefit, the break in SERVICE may (at the sole discretion of the TRUSTEES) be condoned, whereupon such former MEMBER shall be reinstated on such terms and conditions as may be stipulated by the TRUSTEES.

8.5  UNCLAIMED BENEFITS

          a) A benefit that remains unclaimed for a period of five years after the withdrawal of the MEMBER who became entitled to such benefit shall revert to the FUND.

          b) Any benefit which has reverted to the FUND shall subsequently become payable to the MEMBER or, in the event of the death of the MEMBER, to his DEPENDANTS in accordance with RULE 7, subject to the production of documentation satisfactory to the TRUSTEES which substantiates a valid claim to the benefit.

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

RULE 8 - WITHDRAWAL BENEFITS

          c) Where the FUND is to be terminated, any benefit payable in terms of these RULES which remains unclaimed shall be paid into the Guardian's Fund in contemplation of termination of the FUND.

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

RULE 9 - ADMINISTRATION OF THE FUND

9.1  APPOINTMENT OF AN ADMINISTRATOR

     The TRUSTEES shall appoint an ADMINISTRATOR to administer the business of the FUND. The ADMINISTRATOR shall be a corporate body, which, inter alia, performs the specialist function of pension and provident fund administration and registered as such with the Financial Services Board.

9.2  DELEGATION OF ADMINISTRATIVE DUTIES

     The TRUSTEES shall delegate to the ADMINISTRATOR in writing such of its powers and duties as it deems fit and the ADMINISTRATOR shall assume responsibility for the affairs of the FUND to the extent of the powers and duties so delegated.

9.3  DUTIES OF ADMINISTRATOR

          a) The ADMINISTRATOR shall maintain such books of account and other records as may be necessary for the purpose of the FUND; and

          b) Shall establish, maintain and operate a banking account in the name of the FUND for the purpose of transacting the pecuniary business of the FUND; and

          c) Agree with the TRUSTEES the basis of expense charges and scales of remuneration for its services to the FUND; and

          d) Shall hold in safe-keeping all books of account, entries, registers and such other documents as are essential for the proper working of the FUND; and

          e) Shall prepare and submit the RULES of the FUND and all subsequent amendments thereto to the REGISTRAR and to the COMMISSIONER in accordance with the provisions of the ACT and the Income Tax Act (Act No.58 of 1962) as amended; and

          f) Shall render all returns as required in terms of the relevant Acts of Parliament and generally carry out all such acts and duties as are necessary for the proper administration of the FUND; and

          g) Shall ensure that all contributions are paid to the FUND and deposited in the FUND'S bank account within the time periods specified in the ACT.

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

RULE 9 - ADMINISTRATION OF THE FUND

9.4  REMUNERATION

     The ADMINISTRATOR shall be remunerated by the FUND.

9.5  INSURANCE

     The ADMINISTRATOR shall insure the FUND against loss resulting from the dishonesty or fraud of any of its employees and the operations of the FUND shall be directed, controlled and overseen by the TRUSTEES in accordance with the applicable laws and the RULES.

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

RULE 10 - MANAGEMENT OF THE FUND

10.1 CONSTITUTION OF THE BOARD OF MANAGEMENT

     The Board of Management shall consist of not less than 4 TRUSTEES, unless the FUND qualifies for exemption from this requirement, and such exemption has, in fact, been granted by the REGISTRAR in accordance with the provisions of section 7B(1)(a) of the ACT.

10.2 APPOINTMENT AND REMOVAL OF TRUSTEES

     Unless the FUND has been exempted from this requirement in terms of section 7B(1)(b) of the ACT, the MEMBERS shall have the right to elect at least one-half of the TRUSTEES as specified in Rule 10.3. Those TRUSTEES not elected by the MEMBERS shall be appointed by the PRINCIPAL EMPLOYER. The PRINCIPAL EMPLOYER, in respect of his appointees, may nominate an alternate to act during the absence of a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving notice in writing to the TRUSTEES of his intention so to do. The MEMBERS, in respect of their elected TRUSTEES, may nominate an alternate to act during the absence of a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving notice in writing to the TRUSTEES of their intention so to do. Where a vacancy arises as a result of the removal of a TRUSTEE, or resignation in accordance with Rule 10.4, the PRINCIPAL EMPLOYER and/or MEMBERS shall re-appoint or re-elect a replacement TRUSTEE without delay, whichever is applicable.

10.3 ELECTION OF TRUSTEES BY MEMBERS

     The basis of election of a TRUSTEE by the MEMBERS shall be by secret ballot where each MEMBER shall be entitled to only one vote. The names of such elected TRUSTEES shall be listed in the minutes of each meeting of the TRUSTEES.

10.4 RESIGNATION

     A TRUSTEE may resign his office on giving at least 30 days' notice to the PRINCIPAL EMPLOYER or to the MEMBERS, as the case may be, and to the other TRUSTEES.

10.5 TERM OF OFFICE

     A TRUSTEE shall hold office until the second anniversary following his election or for any such other period as may be agreed upon between the TRUSTEES,

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

RULE 10 - MANAGEMENT OF THE FUND

     EMPLOYER and MEMBERS whereafter he may stand for re-appointment or re-election, whichever is applicable. The Chairman shall, during his term of office as a TRUSTEE, hold office as Chairman for such period as the TRUSTEES shall decide where after he may stand for re-election. Such re-election being conducted in accordance with the provisions of RULE 10.8.

10.6 CESSATION OF OFFICE

          A TRUSTEE shall cease to be a TRUSTEE if -

          a) He has been removed from Office in Accordance with RULE 10.2.

          b) He resigns in terms of RULE 10.4.

          c) He becomes insane or otherwise incapable of acting in his capacity as TRUSTEE.

          d) He is an unrehabilitated insolvent, or becomes insolvent, or a provisional order of insolvency is granted against his estate.

          e) His estate is sequestrated or assigned for the benefit of creditors.

          f) He enters into an offer of compromise with his creditors.

          g) He has been or is convicted for theft, fraud, forgery or uttering of a forged document, or perjury, whether in the Republic of South Africa or anywhere in the world.

          h) He has been or is convicted of any offence and sentenced to a period of imprisonment without the option of a fine whether in the Republic of South Africa or anywhere in the world.

          i) He is removed by a Court from any office of trust, on account of his misconduct.

          j) He Dies.

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

RULE 10 - MANAGEMENT OF THE FUND

10.7 PRINCIPAL OFFICER

     The TRUSTEES shall appoint a PRINCIPAL OFFICER in terms of section 8 of the ACT. If the PRINCIPAL OFFICER is absent from the Republic of South Africa for more than 30 days, or is otherwise unable to perform his duties, the TRUSTEES shall appoint some other person to act as PRINCIPAL OFFICER for the duration of his absence and shall advise the REGISTRAR of such appointment.

10.8 CHAIRMAN OF TRUSTEES

     The board of TRUSTEES shall elect from its number a Chairman to chair the meetings, and in his absence a temporary Chairman shall be elected in the same way for the purpose of any meeting.

10.9 MEETING OF TRUSTEES

     The TRUSTEES, or their alternates, shall meet from time to time, but at least once in each FINANCIAL YEAR, to conduct the business of the FUND. The attendance of a minimum of 4 TRUSTEES or 50% of the TRUSTEES, whichever complement is the greater, present at the beginning of the meeting, shall form a quorum provided such number is equally representative of MEMBER and PRINCIPAL EMPLOYER appointees, where applicable. If the FUND has been exempted from the minimum board requirements in terms of section 7B(1) of the ACT, the attendance of all appointed TRUSTEES shall be required to form a quorum. Any decisions taken regarding the FUND shall, where applicable, be carried by a majority vote and, in the event of equality of votes, the Chairman or acting Chairman shall have a casting vote in addition to his deliberative vote. Minutes of all meetings shall be kept.

10.10 TRUSTEES RESOLUTIONS

     A resolution in writing signed by a majority of the TRUSTEES shall be effective as if it had been passed at a meeting of the TRUSTEES duly convened and held. Any resolution passed in terms of this rule shall be voted upon and confirmed at the first meeting of the TRUSTEES held after the passing of such resolution.

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RULE 10 - MANAGEMENT OF THE FUND

10.11 DUTIES OF THE TRUSTEES

          The duties of the BOARD OF TRUSTEES shall be to:-

          a) Ensure that proper books are kept as set out in RULE 10.13.

          b) Ensure that proper minutes are kept as set out in RULE10.12.

          c) Ensure that proper control systems are employed by or on behalf of the TRUSTEES.

          d) Ensure that adequate and appropriate information is communicated to the MEMBERS informing them of their rights, benefits and obligations in terms of the RULES.

          e) Take all reasonable steps to ensure that contributions are paid timeously to the FUND in accordance with the ACT.

          f) Obtain expert advice on matters where the TRUSTEES may lack sufficient expertise.

          g) Ensure that the RULES comply with the ACT, the Financial Institutions (Investment of Funds) Act 1984, and all other applicable laws.

          h) Act with due care, diligence and good faith.

          i) Avoid conflicts of interest.

          j) Act impartiality in respect of all MEMBERS, DEPENDANTS and NOMINEES.

          k) Take all reasonable care to protect the MEMBER'S interests in terms of the RULES and ACT, especially in the event of:

               (i) an amalgamation or transfer of business in terms of Section 14 of the ACT;

               (ii) withdrawal of a participating EMPLOYER;

               (iii) a reduction in or termination of a participating EMPLOYER'S contributions;

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RULE 10 - MANAGEMENT OF THE FUND

               (iv) an increase in the MEMBER'S contributions;

               (v) a decrease in benefits in terms of the RULES.

          l) Maintain strict confidentiality regarding all information obtained in respect of all parties in any way concerned under these RULES whilst carrying out their duties.

          m) Carry out their other duties and exercise their other powers as may be shown elsewhere in the RULES.

          n) Make decisions, in consultation with the PRINCIPAL EMPLOYER, in the event of an occurrence which has not been provided for in the RULES, provided that such decision shall be consistent with the provisions of the RULES, the ACT and the INCOME TAX ACT.

          o) Make arrangements and do anything which shall be consistent with the provisions of the RULES, the ACT and the Income Tax Act.

10.12 MINUTE BOOK

          a) Minutes of all TRUSTEE meetings shall be kept.

          b) TRUSTEE resolutions and decisions must be recorded in the minute book.

          c) The pages of the minute book shall be bound in such a way as to render the withdrawal or insertion of a page impossible and all pages shall be numbered consecutively.

10.13 BOOKS OF THE FUND

          a) The TRUSTEES shall ensure that proper books and accounts, entries, registers and records as are essential for the proper working of the FUND be kept.

          b) The books of account shall be made up at the end of each FINANCIAL YEAR.

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RULE 10 - MANAGEMENT OF THE FUND

          c) The TRUSTEES shall keep a register at the registered office of the FUND containing the following:

               (i) the full name of each TRUSTEE, his identity number, date of birth, nationality, occupation, residential address, business address and postal address and the date of appointment as a TRUSTEE, together with any changes to the above information;

               (ii) the postal address and registered address of the FUND;

               (iii) particulars of any AUDITOR;

               (iv) particulars of any INSURER involved in the FUND, excluding an INSURER utilised for the purpose of purchasing pensions;

               (v) particulars of the ACTUARY or VALUATOR.

10.14. INDEMNIFICATION AND INSURANCE

          The TRUSTEES shall:

          a) Insure the FUND at the FUND'S expense by means of a fidelity guarantee insurance policy, for such amount as they deem sufficient after consultation with the AUDITOR, against all losses resulting from any mistake of fact or of law, any negligence, fraud or dishonesty by any of its officers, including the TRUSTEES;

          b) Obtain from the FUND such indemnity as they deem sufficient, against all proceedings, costs and expenses incurred by reason of any claim in connection with the FUND not arising from their negligence, dishonesty or fraud;

          c) Not be personally liable for any loss incurred through any act or omission performed in good faith.

10.15 EXPENSES

     The TRUSTEES, PRINCIPAL OFFICER and any officers of the Board of Management shall be entitled to remuneration of any reasonable and necessary expenses for fulfilling their duties and services as TRUSTEES.

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RULE 10 - MANAGEMENT OF THE FUND

10.16. POWER OF THE TRUSTEES

          Subject to the provisions and limitations of the ACT the TRUSTEES shall have full power to -

          a) Receive, administer and apply the monies of the FUND;

          b) Bind the FUND as guarantor in respect of a loan granted by the EMPLOYER or a registered commercial banking institution for any purpose referred to in section 19 (5) (a) of the ACT;

          c) Grant a loan to a MEMBER for a purpose referred to in section 19
          (5) (a) of the ACT, such loan being subject to the provisions contained in section 19 (5) (b), (c) and (cA) of the ACT;


          d) Obtain an overdraft from a bank or borrow from an EMPLOYER or any other party on such terms as they deem fit, such sum as they may approve for the purpose of completing any investment or meeting any temporary unforeseen cash shortfall and, for this purpose, may provide such security as they deem fit. Such loan shall be limited to a duration of 3 months and an amount not exceeding one half of the gross income of the FUND from all sources during the immediately preceding financial year;

          e) Purchase, sell, lease, lend, borrow, hypothecate, alienate or otherwise acquire, deal with or dispose of any movable or immovable property for the use of the FUND, provided that any immovable property acquired in excess of the FUND'S own requirements for the time being may be let;

          f) Invest, put out at interest, place on deposit, make advances of or otherwise deal with the monies of the FUND upon such securities and in such manner as they from time to time may determine, and to realise, vary, reinvest, or otherwise deal with such securities as they from time to time determine;

          g) Keep in safe custody in the safes or strongrooms at the registered office of the FUND, or with any bank or building society approved by the TRUSTEES, any mortgage bond, title deed or other security belonging to or held by the FUND;

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RULE 10 - MANAGEMENT OF THE FUND

          h) Enter into and sign any documents or contracts and to make by-laws prescribing the form and manner in which claims shall be lodged and dealt with by the FUND and, generally, to do all such other acts as are in their opinion conducive to the attainment of the objectives of the FUND;

          i) Delegate any of their administrative powers to a person approved by the REGISTRAR as an administrator under sub section (1) of section 13B of the ACT;

          j) Declare interest due on the INVESTMENT ACCOUNT on the advice of the ACTUARY.

10.17 APPOINTMENTS

     The TRUSTEES shall appoint -

10.18 an AUDITOR who will have access to all books, vouchers and other documents pertaining to the FUND and must certify the result of each audit in the form of a balance sheet. The same to be lodged with the REGISTRAR within six months of the expiration of the FINANCIAL YEAR.

10.19 a liquidator as set out in Section 28 (2) of the ACT if the FUND is liquidated.

10.20 a Manager to administer the FUND. The address of the ADMINISTRATORS shall be at the registered office of the FUND.

10.21 a secretary, if necessary and such other officers on such terms and conditions and for such periods as they may determine from time to time.

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

RULE 11 - ANNUAL FINANCIAL STATEMENTS & ACTUARIAL INVESTIGATIONS

11.1 ANNUAL FINANCIAL STATEMENTS

          Annual Financial Statements shall be submitted to the REGISTRAR in terms of the ACT.

          a) The AUDITOR shall have access to all books, papers, vouchers, accounts and documents pertaining to the FUND.

          b) The accounting records of the FUND shall be closed off at the end of each FINANCIAL YEAR and, thereafter, audited by the AUDITOR who shall certify in writing the result of each audit.

          c) The ADMINISTRATOR shall submit the Annual Financial Statements to the REGISTRAR within six months of the FINANCIAL YEAR-end and in accordance with the provisions of the ACT.

          d) The AUDITOR shall be remunerated by the FUND.

11.2 ACTUARY'S REPORT

          The FUND shall submit to the REGISTRAR as at 28 February 2004, and at least once in every three years thereafter, a certificate by an ACTUARY certifying that

          a) All benefits, other than those fully secured by an INSURER, are limited to an amount equal to an accumulation of actual contributions, adjusted only in accordance with the direct investment return, both in terms of income and capital appreciation or depreciation, and in accordance with the realised financial impact of withdrawals;

          b) No pensions are payable by the FUND, unless such pensions are to be fully secured by an INSURER;

          c) The way the benefits are structured in the RULES meets the requirements of (a) and (b) above;

          d) He is not aware that the requirements of (a) and (b) above have not been complied with or are in danger of not being complied with;

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RULE 11 - ANNUAL FINANCIAL STATEMENTS & ACTUARIAL INVESTIGATIONS

          e) In his opinion the assets and liabilities are adequately matched;

          f) In his opinion the assets are suitable considering the liabilities of the FUND;

          g) without referring to individual calculations, the method used in allocating funds to MEMBERS is in his opinion based on sound principles;

          h) If the investment rate of return or bonus credited to MEMBERS' benefits is the result of a smoothed rate of the direct investment return, he is satisfied that this adjusted rate is reasonable to the MEMBERS and does not endanger the financial soundness of the FUND;

          i) In his opinion, the appointment of a valuator and triennial valuations as contemplated as sections 9A and 16 of the ACT, respectively, are unnecessary.

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

RULE 12 - TRANSFERS AND AMALGAMATIONS

12.1 TRANSFERS AND AMALGAMATIONS

If an EMPLOYER shall transfer to, amalgamate with or be taken over by another business, company or organisation the EMPLOYER may elect to:

          a) withdraw wholly from the FUND in which event the provisions of RULE 13 shall apply, or

          b) continue to contribute to the FUND in respect of EMPLOYEES, in which event the FUND shall not be affected except that "EMPLOYER" shall then mean the new business, company or organisation.

12.2 TRANSFERS TO AND FROM OTHER FUNDS

Subject to the provisions of Section 14 of the ACT the FUND will permit transfers in to the FUND from any other APPROVED and registered FUND, and will furthermore permit any transfers from the FUND to any other registered and APPROVED fund.

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

RULE 13 - RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE FUND

13.1 RECONSTRUCTION

     If an EMPLOYER is wound up for the purpose of reconstruction in a similar or amended form, the reconstructed organisation shall have the right of taking the place of the EMPLOYER and, if it exercises such right, the FUND shall not be affected except that "EMPLOYER" shall then mean the organisation as reconstructed.

13.2 FULL TERMINATION

          In the event of full termination the following shall apply:

          a) If all the EMPLOYERS cease to carry on business or are wound up (whether voluntarily or not) in circumstances to which RULE 13.1 does not apply, or if the PRINCIPAL EMPLOYER gives notice in writing to the TRUSTEES that the EMPLOYERS' contributions are to be terminated, the TRUSTEES shall appoint a suitable person (who shall not himself be a TRUSTEE, and whose appointment shall be subject to the REGISTRAR'S approval) to act as liquidator of the FUND.

          b) As from the date of the REGISTRAR'S approval of his appointment, the liquidator shall realise the assets of the FUND and, after payment of all expenses incurred in liquidating the FUND, apportion the proceeds amongst the MEMBERS, and other beneficiaries on an equitable basis recommended by the ADMINISTRATOR and approved by the liquidator.

          c) In making such apportionment, the liquidator shall include each former MEMBER who left SERVICE in the twelve month period ending on the date of ceasing to carry on business, or termination of contributions as the liquidator may decide but shall reduce the amount of the former MEMBER'S apportionment by the amount of the former MEMBER'S benefit on the termination of his service.

          d) The amounts apportioned in terms of RULE 13.2 (b) shall be dealt with as follows:

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RULE 13 - RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE FUND

               (i) the amount available for a person prospectively entitled to a benefit shall, as the liquidator in consultation with the ADMINISTRATOR may decide,

               (ii) be transferred to such person's benefit to an APPROVED FUND; or,

               (iii) be applied to purchase an annuity for such person from a registered INSURER; or

               (iv) be paid to such person in cash.

          e) If all the EMPLOYERS cease to contribute to the FUND as the result of a decision to establish, or participate in, another APPROVED FUND then, as an alternative to following the procedure set out above, the PRINCIPAL EMPLOYER may instruct the TRUSTEES to transfer the assets of the FUND to the other APPROVED FUND in order that the liabilities of the FUND, in respect of the MEMBERS and other beneficiaries, shall be taken over by the other APPROVED FUND.

13.3 PARTIAL TERMINATION

     In the event of partial termination the following shall apply:

          a) If one of the EMPLOYERS ceases to carry on business or is wound up (whether voluntarily or not), the portion of the FUND relating to the active MEMBERS in the SERVICE of that EMPLOYER shall be determined by the ADMINISTRATOR by reference to RULE 13.2(b) of that portion of the Fund. Such portion shall be apportioned amongst the active MEMBERS concerned on an equitable basis recommended by the ADMINISTRATOR and approved by the TRUSTEES. In making such apportionment the ADMINISTRATOR shall include each former MEMBER who, during such period ending on the date of termination as the ADMINISTRATOR shall agree with the TRUSTEES, left SERVICE for reasons, which were not attributable to the former MEMBER'S fraud or misconduct; but shall reduce the amount of the former MEMBER'S benefit on the termination of his SERVICE.

          b) The amount available for each person referred to in RULE 13.3 (a) shall, as the TRUSTEES in consultation with the ADMINISTRATOR decide,

               (i) be transferred for such person's benefit to an APPROVED FUND; or

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RULE 13 - RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE FUND

               (ii) be applied to purchase an annuity for such person from a Registered INSURER;

               (iii) be paid to such person in cash.

          c) If one of the EMPLOYERS ceases to fall within the category of EMPLOYER as defined in RULE 2, then

               (i) If such EMPLOYER establishes, or participates in, another APPROVED FUND, the portion of the FUND relating to the active MEMBERS in the SERVICE of that EMPLOYER shall be determined by the ADMINISTRATOR by reference to his assessment of the financial state of that portion of the FUND and the assets comprising that portion shall be transferred to the other APPROVED FUND in order that the liabilities of the FUND in respect of those active MEMBERS under that portion of the FUND shall be taken over by the other APPROVED FUND; or

               (ii) if such EMPLOYER does not establish, or participate in, another APPROVED FUND,

          a) Subject to the consent of the PRINCIPAL EMPLOYER and of the BOARD OF TRUSTEES, the EMPLOYER may elect to continue to contribute to the FUND in respect of its EMPLOYEES; or

          b) the EMPLOYER may elect to withdraw wholly from the FUND, in which event the provisions of RULES 13.3(a) and 13.3(b) shall mutatis mutandis apply.

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

RULE 14 - BENEFITS (GENERAL)

14.1 RETIREMENT BENEFITS NOT REDUCIBLE, TRANSFERABLE OR EXECUTABLE

     Save to the extent permitted by the ACT, the Income Tax Act no. 58 of 1962, and the Maintenance Act no. 23 of 1963, no benefit provided for in the RULES of the FUND (including an annuity purchased or to be purchased by the FUND from an INSURER for a MEMBER), or right to such benefit, or right in respect of contributions made by or on behalf of a MEMBER, shall notwithstanding anything to the contrary contained in the RULES of the FUND, be capable of being reduced, transferred or otherwise ceded, or of being pledged or hypothecated, or be liable to be attached or subjected to any form of execution under a judgement or order of a court of law, or to the extent of not more than three thousand rand per annum, be capable of being taken into account in a determination of a judgement debtor's financial position in terms of proceedings in terms of section 65 of the Magistrates' Court Act no. 32 of 1944, and in the event of the MEMBER or beneficiary concerned attempting to transfer or otherwise cede, or to pledge or hypothecate such benefit or right, the FUND may withhold or suspend payment thereof: provided that the FUND may pay any such benefit or any benefit in pursuance of such contributions, or part thereof, to any one or more of the DEPENDANTS of the MEMBER or to a beneficiary or to a guardian or trustee for the benefit of such DEPENDANT or DEPENDANTS during such period as it may determine.

14.2 POWER OF DEDUCTION

          a) In accordance with the provisions of sections 37D and 19(5)(a) of the ACT, the TRUSTEES may deduct any amount due by a MEMBER on the date of his retirement or on which he ceases to be a MEMBER of the FUND, in respect of -

               (i) a loan granted by the EMPLOYER to the MEMBER to purchase a dwelling, or to purchase land and erect a dwelling on it, for occupation by the MEMBER or a DEPENDANT of the MEMBER; or

               (ii) a loan granted by the EMPLOYER to the MEMBER to make additions or alterations to or to maintain or repair a dwelling which belongs to the MEMBER or his or her SPOUSE and which is occupied or will be occupied by the MEMBER or a DEPENDANT of the MEMBER; or

               (iii) any amount for which the FUND or the EMPLOYER is liable under a guarantee furnished in respect of a loan by some other person to the MEMBER for any purpose referred to in this Rule, or

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RULE 14 - BENEFITS (GENERAL)

               (iv) compensation (including any legal cost recoverable from the MEMBER in a matter contemplated in section 37D of the ACT) in respect of any damage caused to the EMPLOYER by reason of any theft, dishonesty, fraud or misconduct by the MEMBER, and in respect of which the MEMBER has in writing admitted liability to the EMPLOYER, or for which judgement has been obtained against the MEMBER in any court, including a Magistrate's court;

               from any benefit payable to or in respect of the MEMBER in terms of the RULES, and pay such amount to the EMPLOYER, registered commercial banking institution or any third party referred to in these Rules.

          b) Any deduction from a benefit as contemplated in Rule 14.2(a), but excluding sub-rule 14.2(a)(iv), thereof, shall not exceed the amount which in terms of the Income Tax Act no.58 of 1962, may be taken by MEMBER or beneficiary as a lump sum benefit as defined in the Second Schedule to that Act.

          c) Notwithstanding anything to the contrary contained in Rule14, the MEMBER concerned may request that the TRUSTEES disinvest his benefit and invest it at a agreed rate of interest or to hedge the investment performance of the assets concerned. The MEMBER concerned may request that the TRUSTEES pay the balance of the benefit which does not form part of the amount claimed by the PRINCIPAL EMPLOYER within 7 days of the benefit becoming due.

14.3 TRANSFER OF BENEFITS

          a) If a MEMBER prior to commencement of SERVICE belonged to an APPROVED FUND he shall be permitted, subject to the provisions of the Income Tax Act and the consent of the TRUSTEES, to transfer to the FUND any lump-sum benefit to which he may have become entitled under the rules of that fund, the amount of any such benefit so transferred being used to purchase additional benefits for the MEMBER under the TVC SECTOR in accordance with Rule15.2.

          b) If after consultation with the ACTUARY the TRUSTEES consent to grant a transferring MEMBER benefits under the FUND as though he had been a MEMBER of the FUND since the date on which he joined the fund from which he transferred, the amount transferred to the FUND on his behalf shall be

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

RULE 14 - BENEFITS (GENERAL)

          invested in the INVESTMENT ACCOUNT but not in the TVC SECTOR, in which case Rule 15.2 shall not apply.

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

RULE 15 - VOLUNTARY ADDITIONAL CONTRIBUTIONS

15.1 VOLUNTARY ADDITIONAL CONTRIBUTIONS

     Notwithstanding anything to the contrary contained in these RULES, subject to the approval of the TRUSTEES, a MEMBER may make additional contributions to the FUND to meet the cost of providing additional benefits in respect of some past period, such additional contributions being accumulated in the TVC SECTOR.

15.2 CALCULATION OF PAST SERVICE BENEFITS

     The benefit payable to a MEMBER in respect of such additional contributions and/or amounts transferred to the FUND in terms of Rule 14.3, shall be as specified in Rule 14 above.

          a)   On Retirement

          His TVC ACCUMULATION. The past service period attributable to such (additional) benefit being determined as follows:

                                   PS/SF X TA

               Where-

               PS = (Normal) PENSIONABLE SERVICE, and

               SF = SHARE OF FUND, and

               TA = TVC ACCUMULATION

          b)   On Death prior to Retirement

               The TVC ACCUMULATION payable in accordance with and the past service period attributable to such (additional) benefit shall be determined as follows:

                                   PS/SF X TA

               Where

               PS = (Normal) PENSIONABLE SERVICE, and

               SF = SHARE OF FUND, and

               TA = TVC ACCUMULATION

          c)   On Withdrawal

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

RULE 15 - VOLUNTARY ADDITIONAL CONTRIBUTIONS

     The TVC ACCUMULATION shall be either transferred to an APPROVED FUND or, if the MEMBER so elects, payable in the form of a cash sum benefit.

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

RULE 16 - ANNEXURE I

     UNISERV PROVIDENT FUND

                                   ANNEXURE I

Each and every INVESTMENT POLICY, as defined in RULE 2 of these RULES, and issued in the name of the FUND, shall contain the following provisions:-

(a) the INSURER maintains in its books of account an account in respect of the FUND to which account is credited all amounts paid by the FUND to the INSURER, plus either interest at the rate agreed upon between the FUND and the INSURER, and such bonuses as the INSURER declares from time to time, or such investment income and capital profits as are contractually deemed to accrue to the FUND from time to time.

(b) the INSURER debits to such account all amounts withdrawn to provide benefits in terms of the RULES of the FUND, such administrative and other expenses as are agreed between the FUND and the INSURER from time to time and such capital losses as may be contractually agreed to be for the account of the FUND from time to time; and

(c) the INSURER'S liability to the FUND at any given time in respect of the INVESTMENT POLICY, is limited to the amount deemed to be standing to the credit of the said account after all credits and debits which have arisen up to that time have been taken into account.

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

RULE 17 - ANNEXURE II

                             UNISERV PROVIDENT FUND

                                   ANNEXURE II

The Extracts from the ACT contained in this Annexure II shall be read in conjunction with RULE 16.5 and Extract (2) is deemed to form part of RULE 16.5.

EXTRACT (1)

     EXTRACT FROM SECTION 19 OF THE PENSION FUNDS ACT, 1956 AS AMENDED

     (5)(a) A registered fund may, if its RULES so permit, grant a loan to a member by way of investment of its funds to enable the member -

     (i) to redeem a loan granted to the member by a person other than the fund, against security of immovable property which belongs to the member or his or her spouse and on which a dwelling has been or will be erected which is occupied or, as the case may be, will be occupied by the member or dependant of the member;

     (ii) to purchase a dwelling, or to purchase land and erect a dwelling on it, for occupation by the member or a dependant of the member; or

     (iii) to make additions or alterations to or to maintain or repair a dwelling which belongs to the member or his or her spouse and which is occupied or will be occupied by the member or a dependant of the member.

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

RULE 17 - ANNEXURE II

ANNEXURE II (continued)

EXTRACT (2)

     EXTRACT FROM SECTION 37 OF THE PENSION FUNDS ACT, 1956 AS AMENDED

37D FUND MAY MAKE CERTAIN DEDUCTIONS FROM PENSION BENEFITS. A REGISTERED FUND MAY -

          (a) deduct any amount due to the fund in respect of

               (i) a loan granted to a member in terms of Section 19(5)(a); or

               (ii) any amount for which the fund is liable under a guarantee furnished in respect of a loan by some other person to a member for any purpose referred to in Section 19(5)(a),

               from the benefit to which the member or a beneficiary is entitled in terms of the RULES of the Fund, to an amount not exceeding the amount which in terms of the Income Tax Act, 1962 (Act No.58 of 1962), may be taken by a member or beneficiary as a lump sum benefit as defined in the Second Schedule of that Act;

          (b) deduct any amount due by a member to his employer on the date of his retirement or on which he ceases to be a member of the fund, in respect of -

     (i) (aa) a loan granted by the employer to the member for any purpose referred to in Section 19(5)(a); or

          (bb) any amount for which the employer is liable under a guarantee furnished in respect of a loan by some other person to the member for any purpose referred to in Section 19(5)(a),

               to an amount not exceeding the amount which in terms of the Income Tax Act, 1962, may be taken by a member or beneficiary as a lump sum benefit as defined in the Second Schedule to that Act; or

          (ii) compensation (including any legal costs recoverable from the MEMBER in a matter contemplated in sub-paragraph (bb)) in respect of any damage caused to the employer by reason of any theft, dishonesty, fraud or misconduct by the member, and in respect of which -

               (aa) the MEMBER has in writing admitted liability to the EMPLOYER; or

               (bb) judgement has been obtained against the member in any court, including a magistrates court,

Uniserv Provident Fund - March 2003

RULE 17 - ANNEXURE II

     from any benefit payable in respect of the member or a beneficiary in terms of the RULES of the Fund, and pay such amount to the employer concerned.

Uniserv Provident Fund - March 2003

FINANCIAL SERVICES BOARD

Rigel Park 446 Rigel Avenue South Erasmusrand Pretoria South Africa PO Box 35655 Menlo Park Pretoria South Africa 0102
Tel(012)428-8000 Fax(012)347-0221 e-Mail info@fsb.co.za
Int +27 12 428-8000 Int +27 12 347-0221 Toll free 0800110443
Internet: http://www.fsb.co.za

Enquiries: Moses Mahlangu               D. Dialling No.: (012) 428-8033
Our ref:   12/8/36056/1                 Fax:             (012) 347-0221
Date:      11 March 2005                e-mail:          mosesm@fsb.co.za

THE PRINCIPAL OFFICER
GLENRAND M.I.B
P O BOX 3529
RANDBURG
2125

ATT: Warren Wheatley

APPROVAL OF THE APPOINTMENT OF A PRINCIPAL OFFICER IN TERMS OF SECTION 8 OF THE PENSION FUNDS ACT, NO 24 OF 1956: UTI DEFINED CONTRIBUTION FUND

Your letter dated 01 February 2005 refers.

The appointment of Mrs Sally Diack as Principal Officer of the fund with effect from 01 January 2005 as prescribed in section 8 of the Act is hereby noted and has been registered on this Office's database.

Yours faithfully


/s/ Moses Mahlangu
------------------------------------
MOSES MAHLANGU
REGISTRAR OF PENSION FUNDS

Board Members: Dr Cyrus Rustomjee (Chairperson) Mr Abel Sithole (Deputy Chairperson) Mr Brian Hawksworth Ms Jabu Mogadime Ms Nosipho Molope Prof P J Sutherland Ms Louisa Mojela Ms Hilary Wilton
Executive Officer. Mr J van Rooyen